Vanguard Variable Annuity

Prospectus

August 19, 2004

Issued Through Peoples Benefit Life Insurance Company Separate Account IV By Peoples Benefit Life Insurance Company

The Vanguard Variable Annuity (the “Contract”) provides a means of investing on a tax-deferred basis in Portfolios of Vanguard Variable Insurance Fund

Money Market Portfolio

Short-Term Investment-Grade Portfolio

Total Bond Market Index Portfolio

High Yield Bond Portfolio

Balanced Portfolio

Equity Income Portfolio

Diversified Value Portfolio

Total Stock Market Index Portfolio

Equity Index Portfolio

Mid-Cap Index Portfolio

Growth Portfolio

Capital Growth Portfolio

Small Company Growth Portfolio

International Portfolio

REIT Index Portfolio

The Contract is intended for retirement savings or other long-term investment purposes. You bear all investment risk (including the possible loss of principal), and investment results are not guaranteed. The Contract provides a Free Look Period of at least 10 days (20 days or more in some instances) during which the Contract may be cancelled.

Why Reading This Prospectus Is Important

This prospectus explains the Vanguard Variable Annuity. Reading the Contract prospectus will help you decide whether the Contract is the right investment for you. The Contract prospectus must be accompanied by a current prospectus for Vanguard Variable Insurance Fund, which discusses in greater depth the objective, risks, and strategies of each Portfolio of Vanguard Variable Insurance Fund. Please read them both carefully before you invest and keep them for future reference. A Statement of Additional Information for the Contract prospectus has been filed with the Securities and Exchange Commission, is incorporated by reference, and is available free by writing to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105 or by calling 1-800-522-5555 on business days between 8 a.m. and 8 p.m., Eastern time. The Table of Contents for the Statement of Additional Information is included at the end of the Contract prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Contract is available in all states except New York.

This prospectus does not constitute an offering in any jurisdiction where it would be unlawful to make an offering like this. No one has been authorized to give any information or make any representations about this offering other than those contained in this prospectus. You should not rely on any other information or representations.

Contents
1	Cross Reference to Definitions

2	Summary

5	Fee Table

7	Example

7	The Annuity Contract

8	Annuity Payments

10	Purchase

14	Investment Options

18	Expenses

19	Taxes

21	Access to Your Money

23	Performance

23	Death Benefit

26	Other Information

28	Table of Contents of Statement of Additional Information

29	Appendix (Condensed Financial Information)

CROSS REFERENCE TO DEFINITIONS

We have generally defined the technical terms associated with the Contract where they are used in the prospectus. The following list shows where certain of the more technical and more frequently used terms are defined in the prospectus. In the text you can easily locate the defined word because it will appear in bold type or its definition will be covered in a space on the page set aside specifically for discussion of the term.

Accumulated Value	13
Accumulation Phase	8
Accumulation Unit	13
Accumulation Unit Value	13
Adjusted Partial Withdrawal	24
Annuitant	24
Annuity Payment Options	8
Beneficiary(ies)	24
Business Day	10
Contract	7
Contract Date	11
Contract Owner	25
Free Look Period	26
Income Date	8
Income Phase	8
Initial Premium Payment	10
Joint Annuitant	24
Net Premium Payment	11
Non-Qualified Contract	7
Qualified Contract	11
Portfolios	14
Premium Tax	12
Premium Payment	11
Tax Deferral	19

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Summary

The sections in this Summary provide you with a concise discussion of the major topics covered in this prospectus. Each section of the Summary is discussed in greater detail in the main body of the prospectus at corresponding section headings. Please read the full prospectus carefully.

THE ANNUITY CONTRACT

The Vanguard Variable Annuity is a flexible-premium variable annuity offered by Peoples Benefit Life Insurance Company (the “Company”). The Contract provides a means of investing on a tax-deferred basis in various Subaccounts that invest in the portfolios of Vanguard Variable Insurance Fund (the “Portfolios”).

Who Should Invest

The Contract is intended for long-term investors who want tax-deferred accumulations of funds, generally for retirement but also for other long-term purposes.

The Contract provides benefits in two distinct phases: accumulation and income.

The Accumulation Phase

During the Accumulation Phase, you choose to allocate your investment in the Contract among the various Subaccounts that invest in the Vanguard Portfolios available under the Contract. You can contribute additional dollars to the Contract and you can take withdrawals from the Contract during the Accumulation Phase. The value of your investment depends on the investment performance of the Subaccounts you choose. Your earnings are generally not taxed during this phase unless you withdraw them.

The Income Phase

During the Income Phase, you can receive regular annuity payments on a fixed or variable basis and for various periods of time depending on your need for income and the choices available under the Contract. See Annuity Payments, page 8, for more information about Annuity Payment Options.

Vanguard Variable Insurance Fund

The Subaccounts available for investment under the Contract invest in Portfolios of Vanguard Variable Insurance Fund (the “Fund”), an open-end investment company. The Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $715 billion.

ANNUITY PAYMENTS

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options. The Contract allows you to receive an income guaranteed for as long as you live or until the second of two people dies. You may also choose to receive a guaranteed number of payments over a number of years. Most Annuity Payment Options are available on either a variable basis (where the amount of the payment rises or falls depending on the investment performance of the Subaccount you have chosen) or a fixed basis (where the payment amount is guaranteed).

PURCHASE

You can buy the Contract with a minimum investment of $5,000 under most circumstances. You can add $250 or more at any time during the Accumulation Phase. The total of all your Premium Payments in the Contract may not exceed $5,000,000 without prior approval from the Company.

INVESTMENT OPTIONS

When you purchase the Contract, your Premium Payments are deposited into the Peoples Benefit Life Insurance Company Separate Account IV (the “Separate Account”). The Separate Account contains a number of subaccounts that invest exclusively in shares of the Portfolios of the Vanguard Variable Insurance Fund (the “Subaccounts”). The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to the Company, but are accounted for separately from the Company’s other assets and can be used only to satisfy its obligations to the Contract Owners.

You can allocate your Premium Payments to one or more Subaccounts that invest exclusively in shares of the following Portfolios described in the Fund prospectus:

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Managed by Vanguard’s Fixed Income Group

Money Market Portfolio

Short-Term Investment-Grade Portfolio

Total Bond Market Index Portfolio

Managed by Vanguard’s Quantitative Equity Group

Equity Index Portfolio

Mid-Cap Index Portfolio

REIT Index Portfolio

Managed by Wellington Management Company, LLP

High Yield Bond Portfolio

Balanced Portfolio

Managed by Wellington Company, LLP and Vanguard’s Quantitative Equity Group

Equity Income Portfolio

Managed by Barrow, Hanley, Mewhinney & Strauss, Inc.

Diversified Value Portfolio

Managed by Alliance Capital Management L.P. and William Blair & Company, L.L.C.

Growth Portfolio

Managed by PRIMECAP Management Company

Capital Growth Portfolio

Managed by Granahan Investment Management, Inc. and Grantham, Mayo, Van Otterloo & Co. LLC

Small Company Growth Portfolio

Managed by Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd

International Portfolio

The Total Stock Market Index Portfolio receives advisory services indirectly by investing in other Vanguard Funds and the Equity Index Portfolio.

Each Portfolio’s board of trustees may, without prior approval from Contract Owners, change the terms of an advisory agreement or hire a new investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Portfolio’s advisory arrangements will be communicated to Contract Owners in writing. In addition, as each Portfolio’s sponsor and overall manager, The Vanguard Group may provide investment advisory services to a Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to each Portfolio’s board of trustees that an advisor be hired, terminated or replaced, or that the terms of an existing investment advisor agreement be revised.

You can make or lose money in any of the Subaccounts that invest in these Portfolios depending on their investment performance.

EXPENSES

There are no sales charges or sales loads associated with the Contract.

The Company will deduct a daily charge corresponding to an annual charge of 0.10% of the net asset value of the Separate Account as an Administrative Expense Charge and a daily charge corresponding to an annual charge of 0.20% for the mortality and expense risks assumed by the Company. Depending on the death benefit you select there may be an additional quarterly mortality and expense risk charge corresponding to an additional annual charge of 0.05%, or 0.12%. For Contracts valued at less than $25,000, there is also a $25 Annual Contract Maintenance Fee.

You will also pay Fund Operating Expenses, which currently range from 0.18% to 0.55% annually of the average daily value of the Portfolios.

TAXES

In general, you are not taxed on earnings on your investment in the Contract until you withdraw them or receive Annuity Payments. Earnings are taxed as ordinary income. During the Accumulation Phase, for tax purposes withdrawals are taken from earnings first, then from your investment in the Contract. If you receive money from the Contract before age 59½, you may have to pay a 10% federal penalty tax on the earnings portion received. During the Income Phase, payments come partially from earnings, partially from your investment. You are taxed only on the earnings portion of each Annuity Payment.

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ACCESS TO YOUR MONEY

You can take money out of your Contract at any time during the Accumulation Phase after the Free Look Period without incurring a withdrawal charge. Each withdrawal you make must be at least $250. You may have to pay income tax and a tax penalty on any money you take out.

PERFORMANCE

The investment performance of the Subaccounts you choose directly affects the value of your Contract. You bear all investment risk (including the possible loss of principal), and investment results are not guaranteed.

From time to time, the Company may advertise the investment performance of the Subaccounts. In doing so, it will use standardized methods prescribed by the Securities and Exchange Commission, as well as certain non-standardized methods.

Past performance does not indicate or predict future performance.

DEATH BENEFIT

If the Annuitant dies during the Accumulation Phase, the Beneficiary will receive the Death Benefit. The Death Benefit is the then-current Accumulated Value of the Contract on the date the Company receives Due Proof of Death and all Company forms, fully completed. However, for an additional charge, there are two optional Death Benefit Riders available that you can select at the time of purchase (see Death Benefit, page 23). The Death Benefit will be calculated on the date the Company receives Due Proof of Death and all Company forms, fully completed. The Contract is a variable annuity and if applicable, the Death Benefit is subject to market risk until all Beneficiaries have made claim. The Beneficiary may elect to receive these amounts as a lump sum or as Annuity Payments.

Federal tax law requires that if a Contract Owner is a natural person and dies before the Income Date, then the entire value of the Contract must be distributed within five years of the date of death of the Contract Owner. Special rules may apply to a surviving spouse. If the Contract Owner is not a natural person, the death of the primary Annuitant triggers the same distribution requirement.

OTHER INFORMATION

Free Look Period

The Contract provides for a Free Look Period of at least 10 days after the Contract Owner receives the Contract (20 or more days in some instances as specified in your Contract) plus 5 days for mailing.

PEOPLES BENEFIT LIFE INSURANCE COMPANY

Peoples Benefit Life Insurance Company is a life insurance company incorporated under Iowa law. It is principally engaged in offering life insurance and annuity contracts.

Peoples Benefit Life Insurance Company Separate Account IV

The Separate Account IV (the “Separate Account”) is a unit investment trust registered with the Securities and Exchange Commission and operating under Iowa law. The Separate Account has various Subaccounts, each of which invests solely in a corresponding Portfolio of the Fund.

Other topics

Additional information on the topics summarized above and on other topics not summarized here can be found at Other Information, page 26.

INQUIRIES AND CONTRACT AND POLICYHOLDER INFORMATION

For more information about the Vanguard Variable Annuity, call 1-800-522-5555 or write:

Regular Mail:	Overnight or Certified Mail:
Vanguard Annuity and Insurance Services P.O. Box 1105 Valley Forge, PA 19482-1105	Vanguard Annuity and Insurance Services 455 Devon Park Drive Wayne, PA 19087

If you have questions about your Contract, please telephone Vanguard Annuity and Insurance Services at 1-800-462-2391. Please have ready the Contract number and the Contract Owner’s name, address, and Social Security number when you call. As Contract Owner, you will receive periodic statements confirming any transactions that take place as well as quarterly statements and an annual report.

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Fee Table

The following Fee Table illustrates all expenses that you would incur as a Contract Owner. The purpose of this Fee Table is to assist you in understanding the various costs and expenses that you would pay directly or indirectly as a purchaser of the Contract. The first table describes the fees and expenses that you will pay at the time you purchase the Contract, surrender the Contract, or transfer cash value between investment options. State premium taxes may also be deducted. For a complete discussion of Contract cost and expenses, see Expenses, page 18.

Owner Transaction Expenses	Separate Account
Sales Load Imposed on Purchases	None
Surrender Fees	None
Exchange Fees	None
Annual Contract Maintenance Fee*	$25

*	Applies to Contracts valued at less than $25,000 at the time of initial purchase and each year thereafter if the Accumulated Value remains below $25,000.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the investment portfolios’ fees and expenses.

ANNUAL SEPARATE ACCOUNT EXPENSES** (as a percentage of average account value)	SeparateAccount
Mortality and Expense Risk Charge:	0.20%
Administrative Expense Charge:	0.10

Total Annual Separate Account Expenses	0.30%

Mortality and Expense Risk Charge:	0.25%
Administrative Expense Charge:	0.10

Total Annual Separate Account Expenses	0.35%

Mortality and Expense Risk Charge:	0.32%
Administrative Expense Charge:	0.10

Total Annual Separate Account Expenses	0.42%

**	See Expenses, page 17 for more information.

The next item shows the minimum and maximum total operating expenses charged by the investment Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each investment Portfolio’s fees and expenses is contained in the prospectus for the Fund.

TOTAL FUND OPERATING EXPENSES

	Minimum	Maximum
Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.18%	0.55%

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ANNUAL FUND OPERATING EXPENSES during the fiscal year ended December 31, 2003

	Money Market Portfolio	Short- Term Investment- Grade Portfolio*	Total Bond Market Index Portfolio	High Yield Bond Portfolio	Balanced Portfolio	Equity Income Portfolio	Diversified Value Portfolio	Total Stock Market Index Portfolio**
Management & Administrative Expenses	0.16%	0.16%	0.18%	0.20%	0.19%	0.23%	0.30%	0.00%
Investment Advisory Fees	0.01	0.01	0.01	0.06	0.10	0.09	0.15	0.00
12b-1 Distribution Fees	None	None	None	None	None	None	None	None
Other Expenses
Distribution Costs	0.02	0.01	0.01	0.01	0.01	0.01	0.01	0.00
Miscellaneous Expenses	0.01	0.02	0.02	0.02	0.01	0.02	0.02	0.00

Total Other Expenses	0.03	0.03	0.03	0.03	0.02	0.03	0.03	0.00

Total Fund Operating Expenses	0.20%	0.20%	0.22%	0.29%	0.31%	0.35%	0.48%	0.00%

ANNUAL FUND OPERATING EXPENSES during the fiscal year ended December 31, 2003

	Equity Index Portfolio	Mid-Cap Index Portfolio	Growth Portfolio	Capital Growth Portfolio	Small Company Growth Portfolio	International Portfolio	REIT Index Portfolio
Management & Administrative Expenses	0.15%	0.22%	0.27%	0.19%	0.28%	0.24%	0.30%
Investment Advisory Fees	0.01	0.02	0.09	0.16	0.24	0.12	0.02
12b-1 Distribution Fees	None	None	None	None	None	None	None
Other Expenses
Distribution Costs	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Miscellaneous Expenses	0.01	0.04	0.02	0.12	0.02	0.10	0.03

Total Other Expenses	0.02	0.05	0.03	0.13	0.03	0.11	0.04

Total Fund Operating Expenses	0.18%	0.29%	0.39%	0.48%	0.55%	0.47%	0.36%

*	Prior to August 19, 2004, this Portfolio was known as the Short-Term Corporate Portfolio.
**	Although the Portfolio is not expected to incur any net expenses directly, the Portfolio’s shareholders indirectly bear the expenses of the underlying Vanguard Funds in which the Portfolio invests. The Portfolio’s indirect expense ratio based on its underlying funds is estimated at 0.20% for the current fiscal year.

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Example

The following example illustrates the maximum expenses that you would incur on a $10,000 premium payment over various periods, assuming (1) a 5% annual rate of return and (2) full surrender at the end of each period. The Contract imposes no surrender fees of any kind. Your expenses are identical whether you continue the Contract or withdraw the entire value of your Contract at the end of the applicable period as a lump sum or under one of the Contract’s Annuity Payment Options. The expenses reflect different mortality and expense risk fees depending on which death benefit you select.

	1Year	3Years	5Years	10Years
Accumulated Value Death Benefit Option (0.30%)	$87	$272	$472	$1,051
Return of Premium Death Benefit Option (0.35%)	92	288	499	1,110
Annual Step-Up Death Benefit Option (0.42%)	99	310	537	1,192

You should not consider this example to be a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown, subject to the guarantees or limitations in the Contract.

CONDENSED FINANCIAL INFORMATION

Please note that the Appendix contains a history of accumulation unit values in a table labeled “Condensed Financial Information.”

Automated Quotes

The Vanguard Tele-Account Service provides access to Accumulation Unit Values (to six decimal places) and total returns for all Portfolios, and yield information for the Money Market, Total Bond Market Index, High Yield Bond, and Short-Term Investment-Grade Portfolios of the Fund. Contract Owners may use this service for 24-hour access to Portfolio information. To access the service you may call Tele-Account at 1-800-662-6273 (ON-BOARD) and follow the step-by-step instructions, or speak with a Vanguard Annuity and Insurance Services associate at 1-800-522-5555 to request a brochure that explains how to use the service.

Vanguard’s website also has Accumulation Unit Values (to six decimal places) for all Subaccounts. This service can be accessed from www.vanguard.com.

Accessing Your Contract on the Web

You may access information and manage your annuity on www.vanguard.com. This convenient service, available 24-hours a day, allows you to check your annuity balances, your Portfolio holdings, and make exchanges between Portfolios at any time. (Note: exchange requests received prior to the close of regular trading on the New York Stock Exchange—generally 4 p.m., Eastern time—will be processed after the close on that same day. Requests received after the close of regular trading will be processed the next Business Day).

In order to access your annuity on the web, you must be a registered user of Vanguard.com. You can simply log on to Vanguard.com to register, or speak with a Vanguard Annuity and Insurance Services associate at 1-800-522-5555 for assistance.

The Annuity Contract

The Vanguard Variable Annuity is a flexible-premium variable annuity offered by Peoples Benefit Life Insurance Company (the “Company”). The Contract provides a means of investing on a tax-deferred basis in Subacounts that invest in various portfolios (the “Portfolios”) offered by Vanguard Variable Insurance Fund. You may purchase a Contract using after-tax dollars (a Non-Qualified Contract), or you may purchase a Qualified Contract by “rolling over” funds from another individual retirement annuity or from a qualified plan.

Who Should Invest

The Contract is intended for long-term investors who want tax-deferred accumulation of funds, generally for retirement but also for other long-term investment purposes. The tax-deferred feature of the Contract is most attractive to investors in high federal and state marginal tax brackets who have exhausted other avenues of tax deferral, such as pre-tax contributions to employer-sponsored retirement or savings plans. The tax-deferred feature of the Contract is unnecessary when the Contract is purchased to fund a qualified plan.

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About the Contract

The Vanguard Variable Annuity is a contract between you, the Contract Owner, and the Company, the issuer of the Contract.

The Contract provides benefits in two distinct phases: accumulation and income.

Accumulation Phase

The Accumulation Phase starts when you purchase your Contract and ends immediately before the Income Date, when the Income Phase starts. During the Accumulation Phase, you choose to allocate your investment in the Contract among the various available Subaccounts. The Contract is a variable annuity because the value of your investment in the Subaccounts can go up or down depending on the investment performance of the Subaccounts you choose. The Contract is a flexible-premium annuity because you can make additional investments of at least $250 until the Income Phase begins. During this phase, you are generally not taxed on earnings from amounts invested unless you withdraw them.

Other benefits available during the Accumulation Phase include the ability to:

1	Make transfers among your Subaccount choices (“exchanges”) at no charge and without current tax consequences. (See Exchanges Among the Subaccounts, page 15.)

2	Withdraw all or part of your money with no surrender penalty charged by the Company, although you may incur income taxes and a 10% penalty tax prior to age 59 1/2 . (See Full and Partial Withdrawals, page 22.)

Income Phase

During the Income Phase, you receive regular annuity payments. The amount of these payments is based in part on the amount of money accumulated under your Contract (its Accumulated Value) and the Annuity Payment Option you select. The Annuity Payment Options are explained at Annuity Payments, below.

At your election, payments can be either variable or fixed. If variable, the payments rise or fall depending on the investment performance of the Subaccounts you choose. If fixed, the payment amounts are guaranteed.

Annuity payments are available in a wide variety of options, including payments over a specified period or for life (for either a single life or joint lives), with or without a guaranteed number of payments.

The Separate Account

When you purchase a Contract, your money is deposited into the Company’s Separate Account IV (the “Separate Account”). The Separate Account contains a number of Subaccounts that invest exclusively in shares of the corresponding Portfolios. The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to the Company but are accounted for separately from the Company’s other assets and can be used only to satisfy its obligations to Contract Owners.

Vanguard Variable Insurance Fund

The Subaccounts available for investment under the Contract invest in the Portfolios of Vanguard Variable Insurance Fund, an open-end investment company intended exclusively as an investment vehicle for variable annuity and variable life insurance contracts offered by insurance companies. The Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $715 billion. Through their jointly owned subsidiary, The Vanguard Group, Inc., Vanguard Variable Insurance Fund and the other funds in the group obtain at cost virtually all of their corporate management, administrative, shareholder accounting, and distribution services.

Annuity Payments

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options.

Starting the Income Phase

As Contract Owner, you exercise control over when the Income Phase begins. The Income Date is the date on which annuity payments begin and is always the first day of the month you specify. You may also change the Income Date at any time in writing, as long as the Annuitant or Joint Annuitant is living and the Company receives the request at least 30 days before the then-scheduled Income Date. Any Income Date you request must be at least 30 days from the day the Company receives written notice. The latest possible Income Date the Company will accept without prior approval is the first day of the month after the Annuitant’s 95th birthday.

The Income Date for Qualified Contracts may also be controlled by endorsements, the plan, or applicable law.

Annuity Payment Options

The income you take from the Contract during the Income Phase can take several different forms, depending on your particular needs. Except for the Period Certain Annuity Option listed below, the Annuity Payment Options listed below are available on either a variable basis or a fixed basis. Other Annuity Payment Options may be available.

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If available on a variable basis, the Annuity Payment Options provide payments that, after the initial payment, will go up or down depending on the investment performance of the Subaccounts you choose.

If available on a fixed basis, the Annuity Payment Options provide payments in an amount that does not change. If you choose a fixed Annuity Payment Option, the Company will move your investment out of the Subaccounts and into the general account of the Company.

1	Life Annuity—Monthly Annuity Payments are paid for the life of an Annuitant, ending with the last payment before the Annuitant dies.

2	Joint and Last Survivor Annuity—Monthly Annuity Payments are paid for as long as at least one of two named Annuitants is living, ending with the last payment before the surviving Annuitant dies. This option is also available as a 50% or 75% Last Survivor Annuity.

3	Life Annuity With Period Certain—Monthly Annuity Payments are paid for as long as the Annuitant lives, with payments guaranteed to be made for a period of between 5 and 30 years, as elected. If the Annuitant dies before the period certain ends, the Company will make any remaining payments to the Beneficiary.

4	Period Certain Annuity—Available only on a fixed basis. Monthly Annuity Payments are paid for a specified period, which may be from 5 to 30 years. For Qualified contracts, the specified period may not extend beyond the life expectancy of the annuitant or joint annuitant. If the Annuitant dies before the Period Certain ends, the Company will make any remaining payments to the Beneficiary.

Calculating Annuity Payments

Fixed Annuity Payments. Each fixed Annuity Payment is guaranteed to be at least the amount shown in the Contract’s Annuity Tables corresponding to the Annuity Payment Option selected.

Variable Annuity Payments. To calculate variable Annuity Payments, the Company determines the amount of the first variable Annuity Payment. The first variable Annuity Payment will equal the amount shown in the applicable Annuity Table in the Contract. This amount depends on the Accumulated Value of your Contract on the Income Date, the sex and age of the Annuitant (and Joint Annuitant where there is one), the Annuity Payment Option selected, and any applicable Premium Taxes. Subsequent variable Annuity Payments depend on the investment experience of the Subaccounts chosen. If the actual net investment experience of the Subaccounts chosen exactly equals the Assumed Interest Rate (AIR) of 4%, then the variable Annuity Payments will not change in amount. If the actual net investment experience of the Subaccounts chosen is greater than the AIR of 4%, then the variable Annuity Payments will increase. On the other hand, they will decrease if the actual experience is lower. The Statement of Additional Information contains a more detailed description of the method of calculating variable Annuity Payments.

Impact of Annuitant’s Age on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the actual ages of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater.

Impact of Annuitant’s Sex on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the sex of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, in most states the amount of each Annuity Payment will be greater than for female Annuitants and Joint Annuitants.

Impact of Length of Payment Periods on Annuity Payments. The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

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A FEW THINGS TO KEEP IN MIND REGARDING

Annuity Payments

1	If an Annuity Payment Option is not selected, the Company will assume that you chose the Life Annuity With Period Certain option (with 10 years of payments guaranteed) on a variable basis.

2	The minimum payment is $100 ($20 for Contracts issued to South Carolina, Texas, and Massachusetts residents). If on the Income Date your Accumulated Value is below $5,000 (or $2,000 for Contracts issued to South Carolina, Texas, and Massachusetts residents), the Company reserves the right to pay that amount to you in a lump sum.

3	From time to time, the Company may require proof that the Annuitant, Joint Annuitant, or Contract Owner is living.

4	If someone has assigned ownership of a Contract to you, or if a non-natural person (e.g., a corporation) owns a Contract, you may not start the Income Phase of the Contract without the Company’s consent.

5	At the time the Company calculates your fixed Annuity Payments, the Company may offer more favorable rates than those guaranteed in the Annuity Tables found in the Contract.

6	Once Annuity Payments begin, you may not select a different Annuity Payment Option. Nor may you cancel an Annuity Payment Option after Annuity Payments have begun.

7	If you have selected a variable Annuity Payment Option, you may change the Subaccounts funding the variable Annuity Payments by written request or by calling Vanguard Annuity and Insurance Services at 1-800-462-2391. However, because excessive exchanges can potentially disrupt the management of the Portfolios and increase transaction costs, exchange activity is limited to two substantive “round trip” through the Portfolios (except the Money Market Portfolio) during any 12-month period. A “round trip” is a redemption from a Portfolio followed by a purchase back into the same Portfolio within 30 days. Also, “round trip” covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to or from another Vanguard fund. “Substantive” means a dollar amount that The Vanguard Group, Inc. determines, in its sole discretion, could adversely affect the management of the Fund.

8	You may select an Annuity Payment Option and allocate a portion of the value of your Contract to a fixed version of that Annuity Payment Option and a portion to a variable version of that Annuity Payment Option (assuming the Annuity Payment Option is available on both a fixed and variable basis). You may not select more than one Annuity Payment Option.

9	If you choose an Annuity Payment Option and the postal or other delivery service is unable to deliver checks to the Payee’s address of record, no interest will accrue on amounts represented by uncashed Annuity Payment checks. It is the Payee’s responsibility to keep the Company informed of the Payee’s most current address of record.

Purchase

Client Information Form and Issuance of Contracts

Contract Issuance. To invest in the Vanguard Variable Annuity, you should send a completed Client Information Form and your Initial Premium Payment to Vanguard Annuity and Insurance Services. Depending on the Death Benefit option selected, there may be limitations on the age of the Annuitant (See Death Benefit, page 23).

If the Client Information Form is received in good order, the Company will issue the Contract and will credit the Initial Premium Payment within two Business Days after receipt. A Business Day is any day that the New York Stock Exchange is open for trading.

If the Company cannot credit the Initial Premium Payment because the Client Information Form is incomplete, the Company will contact the applicant in writing, explain the reason for the delay, and refund the Initial Premium Payment within five Business Days unless the client consents to the Company’s retaining the Initial Premium Payment and crediting it as soon as the necessary requirements are fulfilled.

In order to prevent lengthy processing delays caused by the clearing of foreign checks, the Company will accept only those foreign checks that are drawn in U.S. dollars and are issued by a foreign bank with a U.S. correspondent bank.

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You may purchase a Qualified Contract only in connection with a “rollover” of funds from another qualified plan or individual retirement annuity. Qualified Contracts contain certain other restrictive provisions limiting the timing of payments to and distributions from the Qualified Contract. No additional Premium Payments to your Qualified Contract will be accepted, unless the additional premium payment is funded by another qualified plan. (See QUALIFIED INDIVIDUAL RETIREMENT ANNUITIES, page 21.)

DEFINITION

Qualified Contract

When the term “Qualified Contract” is used in this prospectus we mean a Contract that qualifies as an individual retirement annuity under Section 408(b) of the Internal Revenue Code. There are other types of qualified annuity contracts defined under different Internal Revenue Code sections, but we are not referring to those in this prospectus.

Premium Payments

A Premium Payment is any amount you use to buy or add to the Contract. A Premium Payment may be reduced by any applicable Premium Tax or an initial Annual Contract Maintenance Fee. In that case, the resulting amount is called a Net Premium Payment.

A FEW THINGS TO KEEP IN MIND REGARDING

Premium Payments

•	The minimum Initial Premium Payment for a Contract is $5,000.

•	The Company will not accept third-party checks, Travelers checks, or money orders for Premium Payments.

•	You may make additional Premium Payments at any time during the Accumulation Phase and while the Annuitant or Joint Annuitant, if applicable, is living. Additional Premium Payments must be at least $250.

•	Additional Premium Payments received before the close of the New York Stock Exchange (usually 4 p.m., Eastern time) are credited to the Contract’s Accumulated Value as of the close of business that same day.

•	The minimum amount that you can allocate to any one Subaccount is $1,000.

•	The total of all Premium Payments may not exceed $5,000,000 without prior approval from the Company.

•	The Company reserves the right to reject any application or Premium Payment.

The date on which the Initial Premium Payment is credited and the Contract is issued is called the Contract Date.

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DEFINITION

Premium Tax

A Premium Tax is a regulatory tax some states assess on the Premium Payments made into a Contract. If the Company should have to pay any Premium Tax, it will be deducted from each Premium Payment or from the Accumulated Value as the Company incurs the tax.

As of the date of this Prospectus, the following state assesses a Premium Tax on all Initial and subsequent Premium Payments:

	Qualified	Non-Qualified
South Dakota	0.00%	1.25%

As of the date of this Prospectus, the following states assess a Premium Tax against the Accumulated Value if the Contract Owner chooses an Annuity Payment Option instead of receiving a lump sum distribution:

	Qualified	Non-Qualified
California	0.50%	2.35%
Maine	0.00	2.00
Nevada	0.00	3.50
West Virginia	1.00	1.00
Wyoming	0.00	1.00

Purchasing by Wire

Money should be wired to:	WACHOVIA ABA 031201467 DEPOSIT ACCOUNT NUMBER 2014126521732 PEOPLES BENEFIT LIFE INSURANCE COMPANY and THE VANGUARD GROUP, INC. [YOUR CONTRACT NUMBER] [YOUR NAME]

Please call 1-800-462-2391 before wiring.

Please be sure your bank includes your Contract number to assure proper credit to your Contract.

If you would like to wire your Initial Premium Payment, you should complete the Vanguard Variable Annuity Client Information Form and mail it to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105, prior to completing wire arrangements.

The Company will accept Federal Funds wire purchase orders only when the New York Stock Exchange and banks are open for business.

Annuity ExpressTM

The Annuity Express service allows you to make additional Premium Payments by transferring funds automatically from your checking or statement savings account (not passbook savings account) to one or more Subaccounts on a monthly, quarterly, semi-annual, or annual basis. You may add to existing Subaccounts provided you have a minimum balance of $1,000. The minimum automatic purchase is $50; the maximum is $100,000.

Section 1035 Exchanges

Under Section 1035 of the Internal Revenue Code, you may exchange the assets of an existing non-qualified annuity contract or life insurance or endowment policy to the Vanguard Variable Annuity without any current tax consequences. To make a “1035 Exchange,” complete a 1035 Exchange form and mail it along with your signed and completed Client Information Form and your current contract, to Vanguard Annuity and Insurance Services.

To accommodate owners of Vanguard Variable Annuities, under certain conditions the Company will allow for the consolidation of two or more Vanguard Variable Annuities into one new Contract. In order to provide Contract Owners with consolidated account reporting, the Company will accept these exchanges on a case-by-case basis. If applicable, you will be responsible for only one Annual Contract Maintenance Fee. Under no circumstances will the Company allow the exchange of an existing Vanguard Variable Annuity for an identical new Vanguard Variable Annuity.

Because special rules and procedures apply to 1035 Exchanges, particularly if the Contract being exchanged was issued prior to August 14, 1982, you should consult a tax adviser before making a 1035 Exchange.

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Please note that any outstanding loans you may have on a contract you wish to exchange may create a current tax consequence. For this reason we encourage you to settle any outstanding loans with your current insurance company before initiating a 1035 Exchange into a Vanguard Variable Annuity.

Allocation of Premium Payments

You specify on the Client Information Form what portion of your Premium Payments you want to be allocated among which Subaccounts. You may allocate your Premium Payments to one or more Subaccounts. All allocations you make must be in whole-number percentages and a minimum of $1,000. Your Initial Net Premium Payment will be immediately allocated among the Subaccounts in the percentages you specified on your Client Information Form without waiting for the Free Look Period to pass.

Should your investment goals change, you may change the allocation percentages for additional Net Premium Payments by sending written notice to Vanguard Annuity and Insurance Services. The change will take effect on the date the Company receives your written notice. You may establish the telephone exchange privilege by completing the appropriate section of the Client Information Form, or by sending a letter authorizing the Company to take allocation instructions by telephone. See Telephone and Online Exchanges, page 17.

WHAT’S MY CONTRACT WORTH TODAY?

Accumulated Value

The Accumulated Value of your Contract is the value of all amounts accumulated under the Contract during the Accumulation Phase (similar to the current market value of a mutual fund account). When the Contract is opened, the Accumulated Value is equal to your initial Net Premium Payment. On any Business Day thereafter, the Accumulated Value equals the Accumulated Value from the previous Business Day;

plus:

•	Any additional Net Premium Payments credited

•	Any increase in the Accumulated Value due to investment results of the Subaccount(s) you selected minus:

•	Any decrease in the Accumulated Value due to investment results of the Subaccount(s) you selected

•	The daily Mortality and Expense Risk Charge

•	The daily Administrative Expense Charge

•	The Annual Contract Maintenance Fee, if applicable

•	Any optional death benefit charge, if applicable

•	Any withdrawals

•	Any Premium Taxes that occur during the Valuation Period.

The Valuation Period is any period between two successive Business Days beginning at the close of business of the first Business Day and ending at the close of business of the next Business Day. You should expect the Accumulated Value of your Contract to change from Valuation Period to Valuation Period, reflecting the investment experience of the Subaccounts you have selected as well as the daily deduction of charges.

An Accumulation Unit is a measure of your ownership interest in the Contract during the Accumulation Phase. When you allocate your Net Premium Payments to a selected Subaccount, the Company will credit a certain number of Accumulation Units to your Contract. The Company determines the number of Accumulation Units it credits by dividing the dollar amount you have allocated to a Subaccount by the Accumulation Unit Value for that Subaccount as of the end of the Valuation Period in which the payment is received. Each Subaccount has its own Accumulation Unit Value (similar to the share price (net asset value) of a mutual fund). The Accumulation Unit Value varies each Valuation Period with the net rate of return of the Subaccount. The net rate of return reflects the performance of the Subaccount for the Valuation Period and is net of asset charges to the Subaccount. Per Subaccount, the Accumulated Value equals the number of Accumulation Units multiplied by the Accumulation Unit Value for that Subaccount.

All dividends and capital gains earned will be reinvested and reflected in the Accumulation Unit Value, keeping the earnings tax-deferred.

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Investment Options

Vanguard Variable Insurance Fund

The Vanguard Variable Annuity offers you a means of investing in various Subaccounts that invest in the Portfolios of Vanguard Variable Insurance Fund. A brief description of each Portfolio is given below. For more detailed information regarding the Portfolios, you should read the prospectus for Vanguard Variable Insurance Fund that accompanies the Contract prospectus.

The general public may invest in the Portfolios of Vanguard Variable Insurance Fund only through certain insurance contracts. The investment objectives and policies of the Portfolios may be similar to those of publicly available Vanguard funds. You should not expect that the investment results of any publicly available Vanguard funds will be comparable to those of the Portfolios.

•	The Money Market Portfolio seeks to provide current income while maintaining liquidity and a stable share price of $1. The Portfolio invests in high-quality, short-term money market instruments, including certificates of deposit, banker’s acceptances, commercial paper, and other money market securities. The Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry.

•	The Short-Term Investment-Grade Portfolio seeks to provide current income while maintaining limited price volatility. The Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade fixed income securities. The Portfolio is expected to maintain a dollar-weighted average maturity of 1 to 3 years. The advisor seeks to add value by adjusting the Portfolio’s dollar-weighted average maturity within the 1- to 3-year range and by emphasizing sectors and individual securities that appear to offer good value.

•	The Total Bond Market Index Portfolio seeks to track the performance of a broad market-weighted bond index. The Portfolio employs a “passive management”—or indexing—strategy designed to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. The Portfolio invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximate the full Index in terms of key risk factors and other characteristics. All of the Portfolio’s investments will be selected through the sampling process, and at least 80% of the Portfolio’s assets will be invested in bonds held in the Index. The Portfolio may use up to 10% of its assets to overweight nongovernment bonds (and correspondingly underweight government bonds) relative to the Index, but the overall credit quality of the Portfolio’s nongovernment holdings will meet or exceed the overall credit quality of the Index’s nongovernment holdings. The Portfolio maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and 10 years.

•	The High Yield Bond Portfolio seeks to provide a high level of current income. The Portfolio invests mainly in a diversified group of high-yielding, high-risk corporate bonds—commonly known as “junk bonds”—with medium- and lower-range credit-quality ratings. The Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody’s Investors Service, Inc., or below BBB by Standard & Poor’s. The Portfolio may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B or that are unrated, convertible securities, and preferred stocks.

•	The Balanced Portfolio seeks to provide long-term capital appreciation and reasonable current income. The Portfolio invests 60% to 70% of its assets in dividend-paying and, to a lesser extent, non-dividend-paying common stocks of established medium-size and large companies. In choosing these companies, the advisor seeks those that appear to be undervalued but to have prospects for improvement. The remaining 30% to 40% of portfolio assets are invested mainly in investment-grade corporate bonds, with some exposure to U.S. Treasury and government agency bonds, as well as mortgage-backed securities.

•	The Equity Income Portfolio seeks to provide an above-average level of current income and reasonable long-term capital appreciation. The Portfolio invests mainly in common stocks of established, medium-size and large companies that pay above-average levels of dividend income and have the potential for capital appreciation. In addition, the advisors look for companies that are committed to paying dividends consistently. The advisors’ focus on income usually results in the purchase of “value stocks,” which often have above-average dividend yields and prices that are below-average in comparison with such measures as earnings and book value.

•	The Diversified Value Portfolio seeks to provide long-term capital appreciation and income. The Portfolio invests mainly in common stocks of large- and mid-capitalization companies whose stocks are considered by the advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and, in the opinion of the advisor, are trading at prices that are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

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•	The Total Stock Market Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of the overall stock market. The Portfolio employs a “passive management”—or indexing—investment approach designed to track the performance of the Wilshire 5000 Total Market Index by investing primarily in three Vanguard funds—Vanguard® Total Stock Market Index Fund, Vanguard Variable Insurance Fund–Equity Index Portfolio, and Vanguard® Extended Market Index Fund. The Wilshire 5000 Total Market Index consists of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market.

•	The Equity Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The Portfolio employs a “passive management”—or indexing—investment approach designed to track the performance of the Standard & Poor’s 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

•	The Mid-Cap Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The Portfolio employs a “passive management”—or indexing—investment approach designed to track the performance of the Morgan Stanley Capital International® (MSCI®) US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

•	The Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests mainly in stocks of large-capitalization U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings.

•	The Capital Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests in stocks considered to have above-average earnings growth potential that is not reflected in their current market prices. The Portfolio consists predominantly of mid- and large-capitalization stocks.

•	The Small Company Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests mainly in the stocks of small companies. These companies are considered by the Portfolio’s advisors to have above-average prospects for growth, but often provide little or no dividend income.

•	The International Portfolio seeks to provide long-term capital appreciation. The Portfolio invests in the stocks of companies located outside the United States. In selecting stocks, the investment advisors evaluate foreign markets around the world and choose companies with above-average growth potential.

•	The REIT Index Portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs. The Portfolio normally invests at least 98% of its assets in stocks issued by real estate investment trusts (known as REITs); the remaining assets are allocated to cash investments. The Portfolio employs a “passive management”—or indexing— investment approach, by holding a mix of securities that seeks to track the performance of the Morgan Stanley REIT Index, a benchmark of U.S. REITs.

There is no assurance that a Portfolio will achieve its stated objective.

Additional information regarding the investment objectives and policies of the Portfolios and the investment advisory services can be found in the current Fund prospectus accompanying this prospectus.

Exchanges Among the Subaccounts

Should your investment goals change, you may exchange assets among the Subaccounts at no cost, subject to the following conditions:

•	You may request exchanges in writing or by telephone or online at www.vanguard.com. The Company will process requests it receives prior to the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Business Day.

•	The minimum amount you may exchange from a Subaccount is $250 (unless the Accumulated Value in a Subaccount is less than $250).

•	The $1,000 minimum balance requirement per Subaccount must be satisfied at all times.

•	The Company does not charge a fee for exchanges among the Subaccounts.

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LIMITATIONS ON

Exchanges

Because excessive exchanges can disrupt management of the Fund and increase the Fund’s costs for all Contract Owners, the Fund limits exchanges as follows:

•	You may make no more than two substantive “round trips” through a Portfolio (not including the Money Market Portfolio) during any 12-month period.

•	The Fund and the Company may refuse an exchange at any time, for any reason.

•	The Company may revoke a Contract Owner’s exchange privilege at any time, for any reason.

A “round trip” is a redemption from a Portfolio followed by a purchase back into the Portfolio within 30 days. Also, “round trip” covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to or from another Vanguard fund. “Substantive” means a dollar amount that The Vanguard Group, Inc. determines, in its sole discretion, could adversely affect the management of the Fund.

Disruptive Trading and Market Timing

Statement of Policy. This contract was not designed for the use of programmed, large, frequent, or short-term exchanges. Such exchanges may be disruptive to the underlying fund portfolios and increase transaction costs.

Programmed, large, frequent, or short-term exchanges among the subaccounts or between the subaccounts can cause risks with adverse effects for other contract owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include: (1) dilution of the interests of long-term investors in a subaccount if purchases or exchanges into or out of an underlying fund portfolio are made at unit values that do not reflect an accurate value for the underlying fund portfolio’s investments (some “market timers” attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as impeding a portfolio manager’s ability to sustain an investment objective, causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case, or causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or exchanges out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all contract owners invested in those subaccounts, not just those making the exchanges.

Do not invest with us if you intend to conduct market timing or other disruptive trading.

Detection. We have developed policies and procedures with respect to market timing and other exchanges and do not grant exceptions thereto. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from programmed, large, frequent, or short-term exchanges among subaccounts of variable products issued by these other insurance companies.

Deterrence. If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make exchanges is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other contract owners. As described below, restrictions may take various forms, and may include permanent loss of expedited exchange privileges. We consider exchanges by telephone, fax, overnight mail, or the Internet to be “expedited” exchanges. We may also restrict the exchange privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or exchange request from any person without prior notice, if, in our judgment, the payment or exchange, or series of exchanges, would have a negative impact on an underlying fund portfolio’s operations, if an underlying fund portfolio would reject or has rejected our purchase order, or because of a history of large or frequent exchanges. We may impose other restrictions on exchanges, such as requiring written exchange requests with an original signature conveyed only via U.S. Mail for all exchanges, or even prohibit exchanges for any owner who, in our view, has abused, or appears likely to abuse, the exchange privilege. We may, at any time and without prior notice, discontinue exchange privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of exchanges we permit. We also reserve the right to reverse a potentially harmful exchange. For all of these purposes, we may aggregate two or more contracts that we believe are connected.

In addition to our internal policies and procedures, we will administer your contract to comply with state, federal, and other regulatory requirements concerning exchanges. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the exchange privilege at any time we are unable to purchase or redeem shares of any of the underlying fund portfolios.

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Automatic Asset Rebalancing

During the Accumulation Phase, you can automatically rebalance the amounts invested in the Subaccounts in order to maintain a desired allocation. This rebalancing occurs automatically on a date you select and can take place on a monthly, quarterly, semi-annual or annual basis (provided the $1,000 minimum balance requirement has been met in the Subaccount to which you are moving money). The minimum amount you may exchange is $250. Rebalancing can be started, stopped, or changed at any time. Automatic Asset Rebalancing cannot be used in conjunction with the Automatic Exchange Service. Any additional exchange requests will cause Automatic Asset Rebalancing to cease. To take advantage of the Automatic Asset Rebalancing service, complete a Vanguard Variable Annuity Automatic Asset Rebalance service form or send a letter of instruction to Vanguard Annuity and Insurance Services.

Automatic Exchange Service

During the Accumulation Phase, you can move money automatically among the Subaccounts. You can exchange fixed dollar amounts or percentages of your Subaccount balance into the other Subaccounts offered under the Contract on either a monthly, quarterly, semi-annual, or annual basis (provided the $1,000 minimum balance requirement has been met in the Subaccounts to which you are moving money).

The minimum amount you may exchange is $250.

Automatic Exchange Service

Using the Automatic Exchange Service, you can exchange at regular intervals in a plan of investing often referred to as “dollar-cost averaging,” moving money, for example, from the Money Market Portfolio into a stock or bond Portfolio. The main objective of dollar-cost averaging is to shield your investment from short-term price fluctuations. Since the same dollar amount is transferred to other Subaccounts each month, more Accumulation Units are credited to a Subaccount if the value per Accumulation Unit is low, while fewer Accumulation Units are credited if the value per Accumulation Unit is high. Therefore, it is possible to achieve a lower average cost per Accumulation Unit over the long term if the Accumulation Unit Value declines over that period. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

To take advantage of the Automatic Exchange Service, complete a Vanguard Variable Annuity Automatic Exchange Service Form or send a letter of instruction to Vanguard Annuity and Insurance Services.

You may change the amount to be exchanged or cancel this service at any time in writing or by telephone if you have telephone authorization on your Contract. This service cannot be used to establish a new Subaccount, and will not go into effect until the Free Look Period has expired.

Telephone and Online Exchanges

You may establish the telephone and online exchange privilege on your Contract by completing the appropriate section of the Client Information Form or by sending a letter authorizing the Company to take exchange instructions over the telephone. The Company, the Fund, and The Vanguard Group, Inc. shall not be responsible for the authenticity of exchange instructions received by telephone. We will take reasonable steps to confirm that instructions communicated by telephone are genuine. Before we act on any telephoned instruction, we will ask the caller for the Contract number and owner’s Social Security number and address. This information will be verified against the Contract Owner’s records and all transactions performed will be verified with the Contract Owner through a written confirmation statement. We will record all calls. The Company, the Fund, and The Vanguard Group, Inc. shall not be liable for any loss, cost, or expense for action on telephone instructions believed to be genuine in accordance with these procedures. We will make every effort to maintain the exchange privilege. However, the Company and the Fund reserve the right to revise or terminate its provisions, limit the amount of any exchange, or reject any exchange, as deemed necessary, at any time.

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E xpenses

A CLOSER LOOK AT

The Costs of Investing in a Variable Annuity

Costs are an important consideration in choosing a variable annuity. That’s because you, as a contract owner, pay the costs of operating the underlying mutual funds, plus any transaction costs incurred when the fund buys and sells securities, as well as the costs associated with the annuity contract itself. These combined costs can have a significant effect on the investment performance of the annuity contract. Even seemingly small differences in mutual fund and annuity contract expenses can, over time, have a dramatic effect on performance.

The projected expenses for the Vanguard Variable Annuity are substantially below the costs of other variable annuity contracts. For example, on a $25,000 Contract the average expense ratio of other variable annuity contracts was 2.28% as of December 31, 2003, compared to 0.63% for the Vanguard Variable Annuity. (Source for competitors’ data: Morningstar Principia Pro for VA/L Subaccounts, December 2003.)

SUMMARY OF COSTS OF INVESTING

in the Vanguard Variable Annuity

•	No sales load or sales charge

•	No charge to make full or partial withdrawals

•	No fee to exchange money among the Subaccounts

•	$25 Annual Contract Maintenance Fee on Contracts valued at less than $25,000

•	Annual Mortality and Expense Risk Charge: 0.20%, 0.25%, or 0.32% depending on death benefit election

•	Annual Administrative Expense Charge: 0.10%

•	Fees and expenses paid by the Portfolios which ranged from 0.18% to 0.55% in the fiscal year ended December 31, 2003

Mortality and Expense Risk Charge

The Company charges a fee as compensation for bearing certain mortality and expense risks under the Contract. An annual charge of 0.20%, 0.25% or 0.32% (depending on the death benefit you select) is assessed.

The mortality and expense risk charge described above cannot be increased. If the charge is more than sufficient to cover actual costs or assumed risks, any excess will be added to the Company’s surplus. If the charges collected under the Contract are not enough to cover actual costs or assumed risks, then the Company will bear the loss.

A CLOSER LOOK AT

The Mortality and Expense Risk Charge

The Company assumes mortality risk in two ways. First, where Contract Owners elect an Annuity Payment Option under which the Company guarantees a number of payments over a life or joint lives, the Company assumes the risk of making monthly annuity payments regardless of how long all Annuitants may live. Second, the Company assumes mortality risk in providing a Death Benefit in the event the Annuitant dies during the Accumulation Phase.

The expense risk the Company assumes is that the charges for administrative expenses, which are guaranteed not to increase beyond the rates shown for the life of the Contract, may not be great enough to cover the actual costs of issuing and administering the Contract.

Administrative Expense Charge

The Company assesses each Contract an annual Administrative Expense Charge to cover the cost of issuing and administering each Contract and of maintaining the Separate Account. The Administrative Expense Charge is assessed daily at a rate equal to 0.10% annually of the net asset value of the Separate Account.

Annual Contract Maintenance Fee

In certain situations, the Company charges an Annual Contract Maintenance Fee of $25. The fee is to reimburse the Company for the costs it expects over the life of the Contract for maintaining each Contract and the Separate Account.

The Company charges the fee if:

•	Your Initial Premium Payment is less than $25,000; and

•	in each subsequent year the Accumulated Value remains below $25,000.

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Fund Operating Expenses

The value of the assets in the Separate Account will reflect the fees and expenses paid by Vanguard Variable Insurance Fund. A complete description of these expenses is found in the “Fee Table” section of this prospectus, the Fees and Expenses section of the Fund’s prospectus, and in the “Management of the Fund” section of the Fund’s Statement of Additional Information.

Taxes

INTRODUCTION

The following discussion of annuity taxation is general in nature and is based on the Company’s understanding of the treatment of annuity contracts under current federal income tax law, particularly Section 72 of the Internal Revenue Code and various Treasury Regulations and Internal Revenue Service interpretations dealing with Section 72. The discussion does not touch upon state or local taxes. It is not tax advice. You may want to consult with a qualified tax adviser about your particular situation to ensure that your purchase of a Contract results in the tax treatment you desire. Additional discussion of tax matters is included in the Statement of Additional Information.

TAXATION OF ANNUITIES IN GENERAL

Tax Deferral

Special rules in the Internal Revenue Code for annuity taxation exist today. In general, those rules provide that you are not currently taxed on increases in value under a Contract until you take some form of withdrawal or distribution from it. However, it is important to note that, under certain circumstances, you might not get the advantage of tax deferral, meaning that the increase in value would be subject to current federal income tax. (See ANNUITY CONTRACTS OWNED BY NONNATURAL PERSONS, page 20, and DIVERSIFICATION STANDARDS, page 21.)

A CLOSER LOOK AT

Tax Deferral

Tax deferral means no current tax on earnings in your Contract. The amount you would have paid in income taxes can be left in the Contract and earn money for you.

One tradeoff of tax deferral is that there are certain restrictions on your ability to access your money, including penalty taxes for early withdrawals. This is one reason why a variable annuity is intended as a long-term investment.

Another tradeoff is that, when funds are withdrawn, they are taxed at ordinary income rates instead of capital gains rates, which apply to certain other sorts of investments.

Taxation of Full and Partial Withdrawals

If you make a full or partial withdrawal (including a Systematic Withdrawal) from a Non-Qualified Contract during the Accumulation Phase, you as the Contract Owner will be taxed at ordinary income rates on earnings you withdraw at that time. For purposes of this rule, withdrawals are taken first from earnings on the Contract and then from the money you invested in the Contract. This “investment in the contract” can generally be described as the cost of the Contract, and it generally includes all Premium Payments minus any amounts you have already received under the Contract that represented the return of invested money. Also for purposes of this rule, a pledge or assignment of a Contract is treated as a partial withdrawal from a Contract. (If you are contemplating using your Contract as collateral for a loan, you may be asked to pledge or assign it.)

Taxation of Annuity Payments

When you take Annuity Payments in the Income Phase of a Non-Qualified Contract, for tax purposes each payment is deemed to return to you a portion of your investment in the Contract. Since with a Non-Qualified Contract you have already paid taxes on those amounts (the Contract was funded with after-tax dollars), you will not be taxed again on your investment—only on your earnings.

For fixed Annuity Payments from a Non-Qualified Contract, in general, the Company calculates the taxable portion of each payment using a formula known as the “exclusion ratio.” This formula establishes the ratio that the investment in the Contract bears to the total expected amount of Annuity Payments for the term of the Contract. The Company then applies that ratio to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxable at ordinary income tax rates.

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For variable Annuity Payments from a Non-Qualified Contract, in general, the Company calculates the taxable portion of each payment using a formula that establishes a specific dollar amount of each payment that is not taxed. To find the dollar amount, the Company divides the investment in the Contract by the total number of expected periodic payments. The remaining portion of each payment is taxable at ordinary income tax rates.

Once your investment in the Contract has been returned, the balance of the Annuity Payments represent earnings only and therefore are fully taxable.

Taxation of Withdrawals and Distributions From Qualified Contracts

Generally, the entire amount distributed from a Qualified Contract is taxable to the Contract Owner. In the case of Qualified Contracts with after-tax contributions, you may exclude the portion of each withdrawal or Annuity Payment constituting a return of after-tax contributions. Once all of your after-tax contributions have been returned to you on a non-taxable basis, subsequent withdrawals or annuity payments are fully taxable as ordinary income. Since the Company has no knowledge of the amount of after-tax contributions you have made, you will need to make this computation in the preparation of your federal income tax return.

Tax Withholding

Federal tax law requires that the Company withhold federal income taxes on all distributions unless the Contract Owner or payee, if applicable, elects not to have any amounts withheld and properly notifies the Company of that election. In certain situations, the Company will withhold taxes on distributions to non-resident aliens at a flat 30% rate unless a lower treaty rate or exemption from withholding applies under an applicable tax treaty and the Company has received the appropriate Form W-8 certifying the U.S. taxpayer identification number.

Penalty Taxes on Certain Early Withdrawals

The Internal Revenue Code provides for a penalty tax in connection with certain withdrawals or distributions that are includible in income. The penalty amount is 10% of the amount includible in income that is received under an annuity. However, there are exceptions to the penalty tax. For instance, it does not apply to withdrawals: (i) made after the taxpayer reaches age 59 1/2; (ii) made on or after the death of the Contract Owner or, where the Contract Owner is not an individual, on or after the death of the primary Annuitant (who is defined as the individual the events in whose life are of primary importance in affecting the timing and payment under the Contracts); (iii) attributable to the disability of the taxpayer which occurred after the purchase of the Contract (as defined in the Internal Revenue Code); (iv) that are part of a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer, or joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (v) from a Qualified Contract (note, however, that other penalties may apply); (vi) under an immediate annuity contract (as defined in the Internal Revenue Code); (vii) that can be traced to an investment in the Contract prior to August 14, 1982; or (viii) under a Contract that an employer purchases on termination of certain types of qualified plans and that the employer holds until the employee’s severance from employment.

If the penalty tax does not apply to a withdrawal as a result of the application of item (iv) above, and the series of payments is subsequently modified (for some reason other than death or disability), the tax for the year in which the modification occurs will be increased by an amount (as determined under Treasury Regulations) equal to the penalty tax that would have been imposed but for item (iv) above, plus interest for the deferral period. The foregoing rule applies if the modification takes place (a) before the close of the period that is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2. Because the Company cannot predict whether the series of payments will be substantially equal, the Company will report such withdrawals to the Internal Revenue Service as early withdrawals with no known exception.

For Qualified Contracts, other tax penalties may apply to certain distributions as well as to certain contributions and other transactions.

The penalty tax may not apply to distributions from Qualified Contracts issued under Section 408(b) of the Internal Revenue Code that you use to pay qualified higher education expenses, the acquisition costs (up to $10,000) involved in the purchase of a principal residence by a first-time homebuyer, or a distribution made on account of an Internal Revenue Service levy. Because the Company cannot verify that such an early withdrawal is for qualified higher education expenses or a first home purchase, the Company will report such withdrawals to the Internal Revenue Service as early withdrawals with no known exception.

ANNUITY CONTRACTS OWNED BY NON-NATURAL PERSONS

Where a non-natural person (for example, a corporation) holds a Contract, that Contract is generally not treated as an annuity contract for federal income tax purposes, and the income on that Contract (generally the increase in the net Accumulated Value less the payments) is considered taxable income each year. This rule does not apply where the non-natural person is only a nominal owner such as a trust or other entity acting as an agent for a natural person. The rule also does not apply

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where the estate of a decedent acquires a Contract, where an employer purchases a Contract on behalf of an employee upon termination of a qualified plan, or to an immediate annuity (as defined in the Internal Revenue Code).

MULTIPLE-CONTRACTS RULE

All non-qualified annuity contracts issued by the same company (or affiliate) to the same Contract Owner during any calendar year are to be aggregated and treated as one contract for purposes of determining the amount includible in the taxpayer’s gross income. Thus, any amount received under any Contract prior to the Contract’s Income Date, such as a partial withdrawal, will be taxable (and possibly subject to the 10% federal penalty tax) to the extent of the combined income in all such contracts. The Treasury Department has specific authority to issue regulations that prevent the avoidance of the multiple-contracts rules through the serial purchase of annuity contracts or otherwise. In addition, there may be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more Contracts purchased by the same Contract Owner. Accordingly, a Contract Owner should consult a tax adviser before purchasing more than one Contract or other annuity contracts. (The aggregation rules do not apply to immediate annuities (as defined in the Internal Revenue Code).)

OWNERSHIP TRANSFERS OF ANNUITY CONTRACTS

Any transfer of a Non-Qualified Contract during the Accumulation Phase for less than full and adequate consideration will generally trigger income tax (and possibly the 10% federal penalty tax) on the gain in the Contract to the Contract Owner at the time of such transfer. The transferee’s investment in the Contract will be increased by any amount included in the Contract Owner’s income. This provision, however, does not apply to transfers between spouses or former spouses incident to a divorce that are governed by Internal Revenue Code Section 1041(a).

ASSIGNMENTS OF ANNUITY CONTRACTS

A transfer of ownership in a Contract, a collateral assignment, or the designation of an Annuitant or other beneficiary who is not also the Contract Owner may result in tax consequences to the Contract Owner, Annuitant, or beneficiary that this prospectus does not discuss. A Contract Owner considering such a transfer or assignment of a Contract should contact a tax adviser about the potential tax effects of such a transaction.

DIVERSIFICATION STANDARDS

To comply with certain regulations under Internal Revenue Code Section 817(h), after a start-up period, each Subaccount of the Separate Account will be required to diversify its investments in accordance with certain diversification standards. A “look-through” rule applies that suggests that each Subaccount of the Separate Account will be tested for compliance with the diversification standards by looking through to the assets of the Portfolios in which each Subaccount invests.

In connection with the issuance of temporary diversification regulations in 1986, the Treasury Department announced that such regulations did not provide guidance on the extent to which Contract Owners may direct their investments to particular subaccounts of a separate account. It is possible that regulations or revenue rulings may be issued in this area at some time in the future. It is not clear, at this time, what these regulations or rulings would provide. It is possible that when the regulations or rulings are issued, the Contract may need to be modified in order to remain in compliance. For these reasons, the Company reserves the right to modify the Contract, as necessary, to maintain the tax-deferred status of the Contract.

We intend to comply with the diversification regulations to assure that the Contract continues to be treated as an annuity contract for federal income tax purposes.

QUALIFIED INDIVIDUAL RETIREMENT ANNUITIES

Generally, you may purchase Qualified Contracts only in connection with a “rollover” of funds from another individual retirement annuity (IRA) or qualified plan. Qualified Contracts must contain special provisions and are subject to limitations on contributions and the timing of when distributions can and must be made. Tax penalties may apply to contributions greater than specified limits, loans, reassignments, distributions that do not meet specified requirements, or in other circumstances. No additional Premium Payments to your Qualified Contract will be accepted unless the additional premium is funded by another qualified plan. Anyone desiring to purchase a Qualified Contract should consult a personal tax adviser.

Access To Your Money

The value of your Contract can be accessed during the Accumulation Phase:

•	By making a full or partial withdrawal.

•	By electing an Annuity Payment Option.

•	By your Beneficiary in the form of a Death Benefit.

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Full and Partial Withdrawals

You may withdraw all or part of your money at any time during the Accumulation Phase of your Contract without a Company charge, provided the Annuitant or Joint Annuitant is still living. All partial withdrawals must be for at least $250.

On the date the Company receives your request for a full withdrawal, the amount payable is the Accumulated Value.

On the date the Company receives your request for a partial withdrawal, the Accumulated Value will be reduced by the amount of the partial withdrawal.

Because you assume the investment risk under the Contract, the total amount paid upon a full withdrawal of the Contract may be more or less than the total Premium Payments made (taking prior withdrawals into account).

To make a withdrawal, send your written request to Vanguard Annuity and Insurance Services. Your written request should include your Contract number, Social Security number, the amount you wish to withdraw, how you want that amount allocated among the various Subaccounts, the signature of all Contract Owners, and your federal (and state, if applicable) tax withholding election.

Systematic Withdrawals

You may elect to have a specified dollar amount or a percentage of the balance withdrawn from your Contract’s Accumulated Value on a monthly, quarterly, semi-annual, or annual basis. The Company requires a Contract balance of at least $10,000 and a Subaccount balance of at least $1,000 in order to establish the systematic withdrawal program for your Contract. The minimum amount for each Systematic Withdrawal is $250.

You may elect this option by completing the Vanguard Variable Annuity Systematic Withdrawal Program Application Form. The Form must be signed by all Contract Owners and must be signature-guaranteed if you are directing the withdrawal payments to an address other than the Contract address.

The Company must receive your Form at least 30 days before the date you want systematic withdrawals to begin. The Company will process each Systematic Withdrawal on the date and at the frequency you specified in your Systematic Withdrawal Program Form.

You may change the amount to be withdrawn and the percentage or the frequency of distributions by telephone. Any other changes you make, including a change in the destination of the check or your election to cancel this option, must be made in writing, and should include signatures of all Contract Owners.

Minimum Balance Requirements

The minimum required balance in any Subaccount is $1,000. If an exchange or withdrawal would reduce the balance in a Subaccount to less than $1,000, the Company will transfer the remaining balance to the other Subaccounts under the Contract on a pro rata basis. If the entire value of the Contract falls below $1,000, the Company may notify you that the Accumulated Value of your Contract is below the minimum balance requirement. In that case, you will be given 60 days to make an additional Premium Payment before your Contract is liquidated. The Company would then promptly pay proceeds to the Contract Owner. The proceeds would be taxed as a withdrawal from the Contract. Full withdrawal will result in an automatic termination of the Contract.

Payment of Full or Partial Withdrawal Proceeds

The Company will pay cash withdrawals within seven days after receipt of your written request for withdrawal except in one of the following situations, in which the Company may delay the payment beyond seven days:

•	The New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted.

•	An emergency exists as defined by the Securities and Exchange Commission (the “SEC”), or the SEC requires that trading be restricted.

•	The SEC permits a delay for your protection as a Contract Owner.

•	The payment is derived from premiums paid by check, in which case the Company may delay payment until the check has cleared your bank, which may take up to ten calendar days.

TAXATION OF

Withdrawals

For important information on the tax consequences of withdrawals, see Taxation of Full and Partial Withdrawals, page 19, and Penalty Taxes on Certain Early Withdrawals, page 20.

Tax Withholding on Withdrawals

If you do not provide the Company with a written request not to have federal income taxes withheld when you request a full or partial withdrawal, federal tax law requires the Company to withhold federal income taxes from the taxable portion of any withdrawal and send that amount to the federal government. In that case, we will withhold at a rate of 10%. State income tax withholding may also be required.

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Performance

Standardized Performance

From time to time, the Company may advertise the yield and total return investment performance of a Subaccount for various periods, including quarter-to-date, year-to-date, one-year, five-year, and since inception. The Company will calculate advertised yields and total returns according to standardized methods prescribed by the SEC, so that all charges and expenses attributable to the Contract will be included. Including these fees has the effect of decreasing the advertised performance of a Subaccount, so that a Subaccount’s investment performance will not be directly comparable to that of an ordinary mutual fund.

Non-Standardized Performance

The Company may also advertise total return or other performance data in non-standardized formats that do not reflect the Annual Contract Maintenance Fee.

Not Indications of Future Performance

The performance measures discussed above are not intended to indicate or predict future performance.

Statement of Additional Information

Please refer to the Statement of Additional Information for a description of the method used to calculate a Subaccount’s yield and total return and a list of the indices and other benchmarks used in evaluating a Subaccount’s performance.

Death Benefit

In General

If the Annuitant dies during the Accumulation Phase, the Beneficiary will receive the Death Benefit. The Death Benefit is the then-current Accumulated Value of the Contract on the date the Company receives Due Proof of Death and all Company forms, fully completed. However, for an additional charge, there are two optional Death Benefit Riders that can be selected by the Owner at the time of purchase.

1) Return of Premium Death Benefit Rider—This option is only available to Annuitants age 75 or younger at the time of Contract purchase. There is an additional annual charge of 0.05% (to be assessed 0.0125% per quarter). The additional annual charge will only be assessed for a period of 10 years from the Contract Date. With this option, the Death Benefit will be the greater of:

•	The Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed; or

•	the sum of all Premium Payments; less any Adjusted Partial Withdrawals and Premium Taxes, if any.

2) Annual Step-Up Death Benefit Rider—This option is only available to Annuitants age 69 or younger at the time of Contract purchase. There is an additional annual charge of 0.12% (to be assessed 0.03% per quarter). The additional annual charge will only be assessed until the Annuitant’s 80th birthday. With this option, the Death Benefit will be the greatest of:

•	The Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed.

•	the sum of all Premium Payments, less any Adjusted Partial Withdrawals and Premium Taxes, if any; or

•	the highest Accumulated Value on any Contract Anniversary Date on or after the date the Rider is added to the Contract and until the Annuitant reaches age 80, plus any subsequent Premium Payment received by the Company after such Contract Anniversary Date less any Adjusted Partial Withdrawals and Premium Taxes, if any.

If you elect the Return of Premium Death Benefit Rider or the Annual Step-Up Death Benefit Rider, you may cancel this rider by contacting Vanguard Annuity and Insurance Services. Please note that if you cancel the rider, you will not be allowed to elect the additional death benefit riders in the future. Once the rider is cancelled, the Beneficiary will receive the Death Benefit. The Death Benefit is the then-current Accumulated Value of the Contract on the date the Company receives Due Proof of Death and all Company forms, fully completed.

Federal tax law requires that if a Contract Owner is a natural person and dies before the Income Date, then the entire value of the Contract must be distributed within five years of the date of death of the Contract Owner. If the Contract Owner is not a natural person, the death of the primary Annuitant triggers the same distribution requirement. Special rules may apply to a surviving spouse.

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AWORD ABOUT

Adjusted Partial Withdrawal

If you have elected one of the available Death Benefit Riders, your Contract could be affected by what is referred to as the Adjusted Partial Withdrawal. When a Partial Withdrawal is taken from the Contract, your Death Benefit will be reduced by an amount called the Adjusted Partial Withdrawal. It is equal to the Partial Withdrawal amount multiplied by an adjustment factor. The adjustment factor is equal to the amount of the Death Benefit prior to the Partial Withdrawal divided by the Accumulated Value prior to the Partial Withdrawal. Under certain circumstances, the Adjusted Partial Withdrawal amount deducted from the Death Benefit may be more than the dollar amount of the Partial Withdrawal. This will generally be the case if the Death Benefit amount exceeds the Accumulated Value at the time of the Partial Withdrawal. The Statement of Additional Information contains a more detailed description of the formula used to calculate an Adjusted Partial Withdrawal.

Death of the Annuitant During the Accumulation Phase

DEFINITION

Due Proof of Death

When the term “Due Proof          of Death” is used in this prospectus we mean any of the following:

•	A certified death certificate

•	A certified decree of a court of Competent jurisdiction as to the finding of death

•	A written statement by a medical doctor who attended the deceased

•	Any other proof satisfactory to the Company

If the Annuitant dies during the Accumulation Phase, the Beneficiary will be entitled to the Death Benefit. The Death Benefit will be calculated on the date the Company receives Due Proof of Death and all Company forms, fully completed. The Beneficiary can choose to receive the amount payable in a lump-sum cash benefit or under one of the Annuity Payment Options. The Contract Owner can choose an Annuity Payment Option for the Beneficiary before the Annuitant’s death. However, if the Contract Owner does not make such a choice and the Company has not already paid a cash benefit, the Beneficiary may choose a payment option after the Annuitant’s death.

Death of the Annuitant During the Income Phase

The Death Benefit, if any, payable if the Annuitant dies during the Income Phase depends on the Annuity Payment Option selected. Upon the Annuitant’s death, the Company will pay the Death Benefit, if any, to the Beneficiary under the Annuity Payment Option in effect. For instance, if the Life Annuity With Period Certain option has been elected, and if the Annuitant dies during the Income Phase, then any unpaid payments certain will be paid to the Beneficiary.

A WORD ABOUT

Joint Annuitants

The Contract permits you as Contract Owner to name a Joint Annuitant. This can have different effects depending on whether the Contract is in the Accumulation Phase or the Income Phase.

During the Accumulation Phase, the Death Benefit is payable only after the death of both the Annuitant and the Joint Annuitant, subject to any limitations imposed by federal tax law.

During the Income Phase, it will not matter that you have named a Joint Annuitant unless you have chosen an Annuity Payment Option, such as the Joint and Last Survivor Annuity option, that pays over the life of more than one person. Therefore, if you have chosen an Annuity Payment Option that provides income over the life of someone other than the person named as Joint Annuitant, the Joint Annuitant’s death during the Income Phase will have no effect on the benefits due under the Contract.

Designation of a Beneficiary

The Contract Owner may select one or more Beneficiaries for the Annuitant and name them on the Client Information Form. Thereafter, while the Annuitant or Joint Annuitant is living, the Contract Owner may change the Beneficiary by written notice. The change will take effect as of the date the Contract Owner signs the notice, but it will not affect any payment made or any other action taken before the Company acknowledges the notice. The Contract Owner may also make the designation of Beneficiary irrevocable by sending written notice to the Company and obtaining approval from the Company. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary. In the event the Contract Owner and the Annuitant are different, the Contract Owner may also name an Owner’s Designated Beneficiary. The Owner’s Designated Beneficiary may assume ownership of the Contract upon the Contract Owner’s death subject to

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any restrictions required under federal tax law. See Death of Contract Owner During the Accumulation Phase, below. The Owner’s Designated Beneficiary may be added or changed only with a written letter of instruction to the Company.

If the Annuitant dies during the Accumulation Period, the following will apply unless the Contract Owner has made other provisions:

•	If there is more than one Beneficiary, each will share in the Death Benefit equally.

•	If one or two or more Beneficiaries have already died, the Company will pay that share of the Death Benefit equally to the survivor(s).

•	If no Beneficiary is living, the Company will pay the proceeds to the Contract Owner.

•	If no Beneficiary is named, the Company will pay the proceeds to the estate.

•	If a Beneficiary dies at the same time as the Annuitant, the Company will pay the proceeds as though the Beneficiary had died first. If a Beneficiary dies within 15 days after the Annuitant’s death and before the Company receives due proof of the Annuitant’s death, the Company will pay proceeds as though the Beneficiary had died first.

If a Beneficiary who is receiving Annuity Payments dies, the Company will pay any remaining Payments Certain to that Beneficiary’s named Beneficiary(ies) when due. If no Beneficiary survives the Annuitant, the right to any amount payable will pass to the Contract Owner. If the Contract Owner is not living at this time, this right will pass to his or her estate.

Death of the Contract Owner

Death of the Contract Owner During the Accumulation Phase. With two exceptions, federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Accumulation Phase, the Company must pay out the entire value of the Contract within five years of the date of death. Since the death of a Contract Owner does not trigger the payment of the Death Benefit, the value of the Contract in this instance will be the Accumulated Value only. First exception: If the entire value is to be distributed to the Owner’s Designated Beneficiary, he or she may elect to have it paid under an Annuity Payment Option over his or her life or over a period certain no longer than his or her life expectancy as long as the payments begin within one year of the Contract Owner’s death. Second exception: If the Owner’s Designated Beneficiary is the spouse of the Contract Owner (or Joint Owner), the spouse may elect to continue the Contract in his or her name as Contract Owner indefinitely and to continue deferring tax on the accrued and future income under the Contract. (“Owner’s Designated Beneficiary” means the natural person whom the Contract Owner names as a beneficiary and who becomes the Contract Owner upon the Contract Owner’s death.) If the Contract Owner and the Annuitant are the same person, then upon that person’s death the Beneficiary is entitled to the Death Benefit. In this regard, see Death of the Annuitant During the Accumulation Phase, page 24.

Death of the Contract Owner During the Income Phase. Federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Income Phase, the Company must pay the remaining portions of the value of the Contract at least as rapidly as under the method of distribution being used on the date of death.

Non-Natural Person as Contract Owner. Where the Contract Owner is not a natural person (for example, is a corporation), the death of the “primary Annuitant” is treated as the death of the Contract Owner for purposes of federal tax law. (The Internal Revenue Code defines a “primary Annuitant” as the individual who is of primary importance in affecting the timing or the amount of payout under the Contract.) In addition, where the Contract Owner is not a natural person, a change in the identity of the “primary Annuitant” is also treated as the death of the Contract Owner for purposes of federal tax law.

Payment of Lump-Sum Death Benefits

The Company will pay lump-sum Death Benefits within seven days after the election to take a lump sum becomes effective except in one of the following situations, in which the Company may delay the payment beyond seven days:

•	The New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted.

•	An emergency exists as defined by the SEC, or the SEC requires that trading be restricted.

•	The SEC permits a delay for your protection as a Contract Owner.

•	The payment is derived from premiums paid by check, in which case the Company may delay payment until the check has cleared your bank, which may take up to ten calendar days.

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Other Information

Peoples Benefit Life Insurance Company (the “Company,” “We,” “Us,” “Our”)

Peoples Benefit Life Insurance Company is an Iowa stock life insurance company incorporated on August 6, 1920, with offices at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. It is principally engaged in offering life insurance and annuity contracts, and is licensed in 49 states, the District of Columbia, and Puerto Rico.

As of December 31, 2003, the Company had statutory-basis assets of approximately $13 billion. It is a wholly owned indirect subsidiary of AEGON USA, Inc., which conducts substantially all of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. AEGON N.V. of The Netherlands indirectly owns all of the stock of AEGON USA, Inc. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.

Peoples Benefit Life Insurance Company Separate Account IV

Established by the Company on July 16, 1990, the Separate Account operates under Iowa law.

The Separate Account is a unit investment trust registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”). Such registration does not signify that the SEC supervises the management or the investment practices or policies of the Separate Account.

The Company owns the assets of the Separate Account, and the obligations under the Contract are obligations of the Company. These assets are held separately from the other assets of the Company and are not chargeable with liabilities incurred in any other business operation of the Company (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). The Company will always keep assets in the Separate Account with a value at least equal to the total Accumulated Value under the Contracts. Income, gains, and losses incurred on the assets in the Separate Account, whether or not realized, are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the Company’s general account assets or any other separate account the Company maintains.

The Separate Account has various Subaccounts, each of which invests solely in a corresponding Portfolio of the Fund. Additional Subaccounts may be established at the Company’s discretion. The Separate Account meets the definition of a “separate account” under Rule 0-1(e)(1) of the 1940 Act.

Contract Owner (“You,” “Your”)

The Contract Owner is the person or persons designated as the Contract Owner in the Client Information Form to participate in the Contract. The term shall also include any person named as Joint Owner. A Joint Owner shares ownership in all respects with the Owner. The Owner has the right to assign ownership to a person or party other than himself.

Payee

The Payee is the Contract Owner, Annuitant, Beneficiary, or any other person, estate, or legal entity to whom benefits are to be paid.

Free Look Period

The Contract provides for a Free Look Period of at least 10 days after the Contract Owner receives the Contract (20 or more days in some instances as specified in your Contract) plus 5 days for mailing. The Contract Owner may cancel the Contract during the Free Look Period by returning it to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105. Upon cancellation, the Contract is treated as void from the Contract Date.

Withdrawals are not permitted during the Free Look Period.

Administrative Services

The Vanguard Group, Inc., Vanguard Annuity and Insurance Services, 100 Vanguard Boulevard, Malvern, PA 19355 serves as Third Party Administrator of the contracts under an Administrative Services agreement with the Company.

Distributor of the Contracts

The Vanguard Group, Inc., through its wholly owned subsidiary, Vanguard Marketing Corporation, is the principal distributor of the Contract. During the fiscal year ended December 31, 2003, each Portfolio, except the Total Stock Market Index Portfolio, incurred distribution and marketing expenses representing 0.01% (0.02% for the Money Market Portfolio) of each Portfolio’s average net assets. These expenses are guaranteed not to exceed 0.20% of each Portfolio’s average month-end

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net assets. The Total Stock Market Index Portfolio pays no direct expenses; the Portfolio, as a shareholder of the underlying Vanguard funds, will indirectly bear the costs associated with operating those funds.

A complete description of the services provided by Vanguard Marketing Corporation is found in the “Management of the Fund” section in the fund’s Statement of Additional Information. The principal business address for The Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, PA 19355.

Voting Rights

The Fund does not hold regular meetings of shareholders. The trustees of the Fund may call special meetings of shareholders as the 1940 Act or other applicable law may require. To the extent required by law, the Company will vote the Portfolio shares held in the Separate Account at shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Portfolio. The Company will vote Fund shares as to which no timely instructions are received and those shares held by the Company as to which Contract Owners have no beneficial interest in proportion to the voting instructions that are received with respect to all Contracts participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Prior to the Income Date, the Contract Owner holds a voting interest in each Portfolio to which the Accumulated Value is allocated. The number of votes which are available to a Contract Owner will be determined by dividing the Accumulated Value attributable to a Portfolio by the net asset value per share of the applicable Portfolio. After the Income Date, the person receiving Annuity Payments under any variable Annuity Payment Option has the voting interest. The number of votes after the Income Date will be determined by dividing the reserve for such Contract allocated to the Portfolio by the net asset value per share of the corresponding Portfolio. After the Income Date, the votes attributable to a Contract decrease as the reserves allocated to the Portfolio decrease. In determining the number of votes, fractional shares will be recognized.

The number of votes of the Portfolio that are available will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

Additions, Deletions, or Substitutions of Investments

The Company retains the right, subject to any applicable law, to make certain changes. The Company reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio of the Fund or of another registered open-end management investment company, if the shares of the Portfolios are no longer available for investment or if, in the Company’s judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Separate Account. To the extent the 1940 Act requires, substitutions of shares attributable to a Contract Owner’s interest in a Portfolio will not be made until SEC approval has been obtained and the Contract Owner has been notified of the change.

The Company may establish new Portfolios when marketing, tax, investment, or other conditions so warrant. The Company will make any new Portfolios available to existing Contract Owners on a basis the Company will determine. The Company may also eliminate one or more Portfolios if marketing, tax, investment, or other conditions so warrant.

In the event of any such substitution or change, the Company may, by appropriate endorsement, make whatever changes in the Contracts may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the Contracts, the Company may operate the Separate Account as a management company under the 1940 Act or any other form permitted by law, may deregister the Separate Account under the 1940 Act in the event such registration is no longer required, or may combine the Separate Account with one or more other separate accounts.

Financial Statements

The audited statutory-basis financial statements and schedules of the Company and the audited financial statements of the subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners (as well as the Independent Auditors’ Reports on them) are contained in the Statement of Additional Information.

Auditors

Ernst & Young LLP serves as independent auditors for the Company and the subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Owners and audits their financial statements annually.

Legal Matters

The law firm of Morgan, Lewis & Bockius LLP, of Washington, D.C., has provided legal advice concerning the issue and sale of the Contract under the applicable federal securities laws. On behalf of the Company, Brenda D. Sneed, Esquire, has passed upon all matters of Iowa law pertaining to the validity of the Contract and the Company’s right to issue the Contract.

27

Table of Contents for the Vanguard Variable Annuity Statement of Additional Information

Contents
B-2	The Contract	B-5	Distribution of the Contract	B-11	Non-Standardized One Year Return

B-2	Computation of Variable Annuity Income Payments	B-5	Performance Information	B-12	Safekeeping of Account Assets

B-2	Adjusted Partial Withdrawal	B-5	Subaccount Inception Dates	B-12	Conflicts of Interest with Other Separate Accounts

B-3	Exchanges	B-5	Money Market Subaccount Yields	B-12	The Company

B-3	Joint Annuitant	B-6	30-Day Yield for Non-Money Market Subaccounts	B-13	Taxes

B-4	General Matters	B-6	Standardized Average Annual Total Return	B-13	State Regulation of the Company

B-4	Non-Participating	B-9	Additional Performance Measures	B-13	Records and Reports

B-4	Misstatement of Age or Sex	B-9	Non-Standardized Cumulative Total Return and Non-Standardized Average Annual Total Return	B-13	Legal Proceedings

B-4	Assignment	B-10	Non-Standardized Total Return Year-to-Date	B-14	Other Information

B-4	Annuity Data			B-14	Financial Statements

B-4	Annual Report

B-4	Incontestability

B-4	Ownership

28

Appendix

CONDENSED FINANCIAL INFORMATION

The Accumulation Unit Values and the number of Accumulation Units outstanding for each Subaccount are as follows:

For the period April 29, 1991 through December 31, 2003

	Money Market	Short- Term Investment- Grade*	Total Bond Market Index	High Yield Bond	Balanced	Equity Income	Diversified Value
Accumulation unit value as of:
Start Date*	1.000	10.000	10.000	10.000	10.000	10.000	10.000
12/31/1991	1.032		11.027		10.802
12/31/1992	1.064		11.656		11.514
12/31/1993	1.091		12.695		12.961	10.488
12/31/1994	1.130		12.290		12.815	10.304
12/31/1995	1.191		14.437		16.885	14.239
12/31/1996	1.250		14.882	10.871	19.532	16.820
12/31/1997	1.314		16.219	12.135	23.946	22.503
12/31/1998	1.381		17.546	12.576	26.729	26.365
12/31/1999	1.447	10.180	17.343	12.892	27.774	25.617	8.662
12/31/2000	1.536	10.974	19.237	12.579	30.541	28.424	10.879
12/31/2001	1.596	11.790	20.754	12.942	31.781	27.324	10.918
12/31/2002	1.618	12.488	22.400	13.098	29.537	23.481	9.333
12/31/2003	1.630	12.892	23.231	15.262	35.471	29.131	12.201

Number of units outstanding as of:
12/31/1991	32,495		2,122		3,395
12/31/1992	75,564		4,417		8,682
12/31/1993	109,190		6,592		16,164	6,411
12/31/1994	154,415		6,589		16,429	6,089
12/31/1995	183,867		8,684		17,021	7,355
12/31/1996	246,219		9,395	3,042	17,307	9,260
12/31/1997	282,813		12,403	7,810	19,528	13,361
12/31/1998	387,603		18,252	10,817	21,507	15,409
12/31/1999	456,736	3,165	17,857	10,721	20,007	14,334	3,397
12/31/2000	528,543	6,000	18,332	9,742	16,672	11,262	5,810
12/31/2001	565,875	11,127	23,531	11,874	18,322	11,746	13,973
12/31/2002	546,943	18,963	26,190	12,440	19,265	11,584	14,046
12/31/2003	13,556	6,782	13,776	7,715	19,106	14,300	8,295
(Units are shown in thousands)

*	Prior to August 19, 2004, this Portfolio was known as the Short-Term Corporate Portfolio.

29

For the period April 29, 1991 through December 31, 2003
	Total Stock Mkt. Index	Equity Index	Mid-Cap Index	Growth	Capital Growth	Small Company Growth	International	REIT Index
Accumulation unit value as of:
Start Date*	—	10.000	10.000	10.000	—	10.000	10.000	10.000
12/31/1991		11.275
12/31/1992		12.039
12/31/1993		13.144		10.569
12/31/1994		13.224		10.964			10.128
12/31/1995		18.073		15.089			11.678
12/31/1996		22.098		19.057		9.725	13.319
12/31/1997		29.301		24.034		10.970	13.708
12/31/1998		37.565		33.697		11.792	16.226
12/31/1999		45.300	12.454	41.101		18.957	20.265	9.738
12/31/2000		41.052	14.640	32.753		21.872	18.834	12.251
12/31/2001		35.987	14.510	22.246		23.013	15.272	13.691
12/31/2002		27.936	12.339	14.211		17.420	12.596	14.124
12/31/2003	12.559	35.781	16.492	17.870	12.739	24.501	16.939	19.078

Number of units outstanding as of:
12/31/1991		2,311
12/31/1992		9,645
12/31/1993		12,971		4,879
12/31/1994		13,676		8,004			6,818
12/31/1995		16,292		11,857			8,146
12/31/1996		19,360		15,744		5,362	12,435
12/31/1997		28,886		18,975		11,350	14,597
12/31/1998		28,884		23,656		11,841	14,564
12/31/1999		33,247	5,746	26,900		14,077	15,970	2,281
12/31/2000		31,161	13,486	27,577		19,483	17,227	4,174
12/31/2001		29,786	16,068	23,721		19,007	14,988	6,433
12/31/2002		28,067	17,688	19,903		18,622	14,564	10,127
12/31/2003	3,134	28,643	12,951	21,093	2,136	18,707	14,912	9,083
(Units are shown in thousands)

*	Date of commencement of operations for the Total Bond Market Index and Equity Index Subaccounts was April 29, 1991, for the Money Market Subaccount was May 2, 1991, for the Balanced Subaccount was May 23, 1991, for the Equity Income and Growth Subaccounts was June 7, 1993, for the International Subaccount was June 3, 1994, for the High Yield Bond and Small Company Growth Subaccounts was June 3, 1996, for the Short-Term Investment-Grade, Diversified Value, Mid-Cap Index, and REIT Index Subaccounts was February 8, 1999, and for the Total Stock Market Index and Capital Growth Subaccounts was May 1, 2003.

30

PEOPLES BENEFIT LIFE INSURANCE COMPANY

SEPARATE ACCOUNT IV

STATEMENT OF ADDITIONAL INFORMATION

FOR THE

VANGUARD VARIABLE ANNUITY

OFFERED BY

PEOPLES BENEFIT LIFE INSURANCE COMPANY

(AN IOWA STOCK COMPANY)

ADMINISTRATIVE OFFICES

4333 EDGEWOOD ROAD NE

CEDAR RAPIDS, IOWA 52499

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Vanguard Variable Annuity (the “Contract”) offered by Peoples Benefit Life Insurance Company (the “Company”). You may obtain a copy of the Prospectus dated August 19, 2004 by calling 800-522-5555, or writing to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105. Terms used in the current Prospectus for the Contract are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.

August 19, 2004

THE CONTRACT

In order to supplement the description in the Prospectus, the following provides additional information about the Contract which may be of interest to Contract Owners.

Computation of Variable Annuity Income Payments

Variable Annuity Income Payments are computed as follows. First, the Accumulated Value (or the portion of the Accumulated Value used to provide variable payments) is applied under the Annuity Table contained in the Contract corresponding to the Annuity Option elected by the Contract Owner and based on an assumed interest rate of 4%. This will produce a dollar amount which is the first monthly payment.

The amount of each Annuity Payment after the first is determined by means of Annuity Units. The number of Annuity Units is determined by dividing the first Annuity Payment by the Annuity Unit value for the selected Subaccount ten Business Days prior to the Income Date. The number of Annuity Units for the Subaccount then remains fixed, unless an exchange of Annuity Units (as set forth below) is made. After the first Annuity Payment, the dollar amount of each subsequent Annuity Payment is equal to the number of Annuity Units multiplied by the Annuity Unit value for the Subaccount ten Business Days before the due date of the Annuity Payment.

The Annuity Unit value for each Subaccount was initially established at $10.00 on the day money was first deposited in that Subaccount. The Annuity Unit value for any subsequent Business Day is equal to (a) times (b) times (c), where:

(a)	the Annuity Unit value for the immediately preceding Business Day;

(b)	the Net Investment Factor for the day;

(c)	the investment result adjustment factor (0.99989255 per day), which recognizes an assumed interest rate of 4% per year used in determining the Annuity Payment amounts.

The Net Investment Factor is a factor applied to a Subaccount that reflects daily changes in the value of the Subaccount due to:

(a)	any increase or decrease in the value of the Subaccount due to investment results;

(b)	a daily charge for the mortality and expense risks assumed by the Company corresponding to an annual rate of 0.20%, 0.25% or 0.32%, depending on the death benefit selected;

(c)	a daily charge for the cost of administering the Contract corresponding to an annual charge of 0.10%; and

(d)	a charge of $25 for maintenance of Contracts valued at less than $25,000 at time of initial purchase and in each subsequent year if the Accumulated Value remains below $25,000.

The Annuity Tables contained in the NA100A Contract are based on the 1983 Table “A” Mortality Table projected for mortality improvement to the year 2000 using Projection Scale G and an interest rate of 4% a year; except that in Massachusetts and Montana, the Annuity Tables contained in the Contract are based on a 60% female/40% male blending of the above, for all annuitants of either gender.

The Annuity Tables contained in the VVAP U 1001 Contract are based on a 4% effective annual Assumed Investment Return and the “Annuity 2000” (male, female, and unisex if required by law) mortality table projected for improvement using projection scale G (50% of G for females, 100% of G for males) with an assumed commencement date of 2005. Age adjustments apply for annuitizations after 2010. Unisex factors assume a 70% female, 30% male mix.

Adjusted Partial Withdrawal

The Adjusted Partial Withdrawal is the total amount the Death Benefit is adjusted as a result of any Partial Withdrawals taken from the Contract. It adjusts the Death Benefit in proportion to its relationship to the Accumulated Value of the Contract and the amount of the Partial Withdrawal. The Death Benefit is calculated by subtracting the Adjusted Partial Withdrawal amount from the Death Benefit amount prior to the Partial Withdrawal. The formula is as follows:

(a) divided by (b) = (c); (c) multiplied by (d) = Adjusted Partial Withdrawal amount

Where:

(a) = Death Benefit prior to the Partial Withdrawal;

(b) = Accumulated Value of the Contract prior to the Partial Withdrawal;

(c) = Adjustment factor;

(d) = Amount of Partial Withdrawal

Without application of the Adjusted Partial Withdrawal amount, the Company has the risk in a down market that a Contract Owner may withdraw most of his or her Accumulated Value and leave a sizable guaranteed minimum Death Benefit under the Return of Premium Death Benefit or Annual Step-up Death Benefit Riders. For example, suppose $100,000 is invested in the Contract with a Return of Premium Death Benefit elected and the market subsequently drops to $50,000. Without the Adjusted Partial Withdrawal, the Contract Owner could withdraw $49,000 and purchase a different annuity contract, leaving only $1,000 invested in the Contract with a $51,000 Death Benefit. The Company would retain a future Death Benefit liability with almost no money invested in the Contract to permit the Company to recover that future expense. The Adjusted Partial Withdrawal allows the Company to eliminate the risk described. In the foregoing example, the Contract Owner would only have a $2,000 Death Benefit after the withdrawal.

Conversely, in an up market, the Adjusted Partial Withdrawal will lower the guaranteed Death Benefit by an amount less than amount actually withdrawn. The Company would retain a future Death Benefit liability with no additional risk. Using the example above, assume the market subsequently rose to $150,000. Without the Adjusted Partial Withdrawal, the Contract Owner withdraws $50,000 and would have a guaranteed minimum Death Benefit remaining of $50,000. However, using the Adjusted Partial Withdrawal, the remaining guaranteed minimum Death Benefit would be $66,666.67.

Exchanges

After the Income Date, if a Variable Annuity Option has been chosen, the Contract Owner may, by making written request or by calling Vanguard Annuity and Insurance Services, exchange the current value of the existing Subaccount to Annuity Units of any other Subaccount then available. The request for the exchange must be received, however, at least 10 Business Days prior to the first payment date on which the exchange is to take effect. This exchange shall result in the same dollar amount of Annuity Payment on the date of exchange. The Contract Owner is limited to two substantive exchanges (at least 30 days apart) from a Portfolio (except the Money Market Portfolio) in any Contract Year, and the value of the Annuity Units exchanged must provide a monthly Annuity Payment of at least $100 at the time of the exchange. “Substantive” means a dollar amount that The Vanguard Group, Inc. determines, in its sole discretion, could adversely affect management of the Fund.

Exchanges will be made using the Annuity Unit value for the Subaccounts on the date the request for exchange is received by the Company. On the exchange date, the Company will establish a value for the current Subaccount by multiplying the Annuity Unit value by the number of Annuity Units in the existing Subaccount, and compute the number of Annuity Units for the new Subaccount by dividing the Annuity Unit value of the new Subaccount into the value previously calculated for the existing Subaccount.

Joint Annuitant

The Contract Owner may, in the Client Information Form or by written request at least 30 days prior to the Income Date, name a Joint Annuitant. Such Joint Annuitant must meet the Company’s underwriting requirements. If approved by the Company, the Joint Annuitant shall be named on the Contract Schedule or added by endorsement. An Annuitant or Joint Annuitant may not be replaced.

The Income Date shall be determined based on the date of birth of the Annuitant. If the Annuitant or Joint Annuitant dies prior to the Income Date, the survivor shall be the sole Annuitant. Another Joint Annuitant may not be designated. Payment to a Beneficiary shall not be made until the death of the surviving Annuitant.

GENERAL MATTERS

Non-Participating

The Contracts are non-participating. No dividends are payable and the Contracts will not share in the profits or surplus earnings of the Company.

Misstatement of Age or Sex

Depending on the state of issue of a Contract, the Company may require proof of age and/or sex before making Annuity Payments. If the Annuitant’s stated age, sex or both in the Contract are incorrect, the Company will change the Annuity Benefits payable to those which the Premium Payments would have purchased for the correct age and sex. In the case of correction of the stated age or sex after payments have commenced, the Company will: (1) in the case of underpayment, pay the full amount due with the next payment; or (2) in the case of overpayment, deduct the amount due from one or more future payments.

Assignment

Any Nonqualified Contract may be assigned by the Contract Owner prior to the Income Date and during the Annuitant’s lifetime. The Company is not responsible for the validity of any assignment. No assignment will be recognized until the Company receives written notice thereof. The interest of any Beneficiary which the assignor has the right to change shall be subordinate to the interest of an assignee. Any amount paid to the assignee shall be paid in one sum, notwithstanding any settlement agreement in effect at the time assignment was executed. The Company shall not be liable as to any payment or other settlement made by the Company before receipt of written notice.

Annuity Data

The Company will not be liable for obligations which depend on receiving information from a Payee until such information is received in a form satisfactory to the Company.

Annual Report

Once each Contract Year, the Company will send the Contract Owner an annual report of the current Accumulated Value allocated to each Subaccount; and any Premium Payments, charges, exchanges or withdrawals during the year. This report will also give the Contract Owner any other information required by law or regulation. The Contract Owner may ask for a report like this at any time.

Incontestability

This Contract is incontestable from the Contract Date, subject to the “Misstatement of Age or Sex” or “Misstatement of Age” provision.

Ownership

The Owner of the Contract on the Contract Date is the Annuitant, unless otherwise specified in the Client Information Form. The Owner may specify a new Owner by written notice at any time thereafter. The term Owner also includes any person named as a Joint Owner. A Joint Owner shares ownership in all respects with the Owner. During the Annuitant’s lifetime all rights and privileges under this Contract may be exercised solely by the Owner. Upon the death of the Owner(s), Ownership is retained by the surviving Joint Owner or passes to the Owner’s Designated Beneficiary, if one has been designated by the Owner. If no Owner’s Designated Beneficiary is designated or if no Owner’s Designated Beneficiary is living, the Owner’s Designated Beneficiary is the Owner’s estate. From time to time the Company may require proof that the Owner is still living.

DISTRIBUTION OF THE CONTRACT

The Vanguard Group, Inc., through its wholly owned subsidiary, Vanguard Marketing Corporation, is the principal distributor of the Contract. During the fiscal year ended December 31, 2003, each Portfolio incurred distribution and marketing expenses representing 0.01% (0.02% for the Money Market Portfolio) of each Portfolio’s average net assets. These expenses are guaranteed not to exceed 0.20% of each Portfolio’s average month-end net assets. A complete description of the services provided by Vanguard Marketing Corporation is found in the “Management of the Fund” section in the Fund’s Statement of Additional Information. The principal business address for The Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, PA 19355.

PERFORMANCE INFORMATION

Performance information for the Subaccounts, including the yield and effective yield of the Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts, may appear in reports or promotional literature to current or prospective Contract Owners.

Subaccount Inception Dates

Where applicable, the following Subaccount inception dates are used in the calculation of performance figures: April 29, 1991 for the Equity Index Subaccount and the Total Bond Market Index Subaccount; May 2, 1991 for the Money Market Subaccount; May 23, 1991 for the Balanced Subaccount; June 7, 1993 for the Equity Income Subaccount and the Growth Subaccount; June 3, 1994 for the International Subaccount; June 3, 1996 for the High Yield Bond Subaccount and the Small Company Growth Subaccount; February 8, 1999 for the Diversified Value Subaccount and the Short-Term Investment-Grade Subaccount; February 9, 1999 for the Mid-Cap Index Subaccount and the REIT Index Subaccount; and May 1, 2003 for the Total Stock Market Index Subaccount and the Capital Growth Subaccount.

The underlying series of Vanguard Variable Insurance Fund in which the Mid-Cap Index Subaccount and the REIT Index Subaccount invest commenced operations on February 8, 1999 (and sold shares to these subaccounts on that day), but they held all of their assets in money market instruments until February 9, 1999, when performance measurement begins.

Money Market Subaccount Yields

Current yield for the Money Market Subaccount will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro-rata share of Subaccount expenses accrued over that period (the “base-period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return +1)365/7] -1

The yield of the Money Market Subaccount for the 7-day period ended December 31, 2003, was 0.91%.

30-Day Yield for Non-Money Market Subaccounts

Quotations of yield for the remaining Subaccounts will be based on all investment income per Unit earned during a particular 30-day period, less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the value of a Unit on the last day of the period, according to the following formula:

YIELD =	2[(a - b + 1)[6] -1]
c x d

Where:

[a]	equals the net investment income earned during the period by the Series attributable to shares owned by a Subaccount

[b]	equals the expenses accrued for the period (net of reimbursements)

[c]	equals the average daily number of Units outstanding during the period

[d]	equals the maximum offering price per Accumulation Unit on the last day of the period

Yield on the Subaccount is earned from the increase in net asset value of shares of the Series in which the Subaccount invests and from dividends declared and paid by the Series, which are automatically reinvested in shares of the Series.

The yield of each Subaccount for the 30-day period ended December 31, 2003, is set forth below. Yields are calculated daily for each Subaccount. Premiums and discounts on asset-backed securities are not amortized.

Short-Term Investment-Grade Subaccount	2.96%
Total Bond Market Index Subaccount	4.08%
High Yield Bond Subaccount	5.94%
Balanced Subaccount	2.39%
Equity Income Subaccount	2.40%
Diversified Value Subaccount	2.26%
Total Stock Market Index Subaccount	1.37%
Mid-Cap Index Subaccount	1.14%
Equity Index Subaccount	1.46%
Growth Subaccount	0.36%
Capital Growth Subaccount	0.43%
Small Company Growth Subaccount	0.26%
International Subaccount	—
REIT Index Subaccount	5.60%*

*	This dividend yield includes some payments that represent a return of capital by underlying REITs. The amount of the return of capital is determined by each REIT only after its fiscal year-end.

Standardized Average Annual Total Return

When advertising performance of the Subaccounts, the Company will show the “Standardized Average Annual Total Return,” calculated as prescribed by the rules of the SEC, for each Subaccount. The Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The calculation assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects the deduction of all applicable sales loads or sales charges, the Annual Contract Maintenance Fee and all other Portfolio, Separate Account and Contract level charges except Premium Taxes, if any. In calculating performance information, the Annual Contract Maintenance Fee is reflected as a percentage equal to the total amount of fees collected during a year divided by the total average net assets of the Portfolios during the same year. The fee is assumed to remain the same in each year of the applicable period. The fee is prorated to reflect only the remaining portion of the calendar year of purchase. Thereafter, the fee is deducted annually.

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, three, five and 10 years (or, if less, up to the life of the Subaccount) and year-to-date, six months to date, month-to-date, and quarter-to-date, calculated pursuant to the formula:

P(1 + T)n = ERV

Where:

(1)	[P] equals a hypothetical Initial Premium Payment of $1,000

(2)	[T] equals an average annual total return

(3)	[n] equals the number of years

(4)	[ERV] equals the ending redeemable value of a hypothetical $1,000 Premium Payment made at the beginning of the period (or fractional portion thereof)

The following tables show the average annual total return for the Subaccounts for the period beginning at the inception of each Subaccount and ending on December 31, 2003.

Standardized Average Annual Total Return

For Period Ending December 31, 2003

Annual Step-Up Death Benefit Option

(Total Annual Separate Account Expenses: 0.42%)

	1 Year	3 years	5 Years	10 Years	Year to Date	Year Ended 12/31/03	Since Subaccount Inception*
Money Market Subaccount	0.70%	2.00%	3.36%	4.08%	0.70%	0.70%	3.90%
Short Term Investment-Grade Subaccount	3.23%	5.51%	—	—	3.23%	3.23%	5.32%
Total Bond Market Index Subaccount	3.70%	6.48%	5.77%	6.21%	3.70%	3.70%	6.85%
High Yield Bond Subaccount	16.51%	6.65%	3.94%	—	16.51%	16.51%	5.73%
Balanced Subaccount	20.08%	5.11%	5.81%	10.57%	20.08%	20.08%	10.53%
Equity Income Subaccount	24.05%	0.81%	2.01%	10.74%	24.05%	24.05%	10.63%
Diversified Value Subaccount	30.72%	3.89%	—	—	30.72%	30.72%	4.14%
Total Stock Market Index Subaccount	—	—	—	—	—	—	—
Equity Index Subaccount	28.07%	-4.49%	-0.98%	10.52%	28.07%	28.07%	10.55%
Mid-Cap Index Subaccount	33.64%	4.04%	—	—	33.64%	33.64%	10.76%
Growth Subaccount	25.74%	-18.30%	-11.92%	5.38%	25.74%	25.74%	5.63%
Capital Growth Subaccount	—	—	—	—	—	—	—
Small Company Growth Subaccount	40.64%	3.85%	15.74%	—	40.64%	40.64%	12.54%
International Subaccount	34.46%	-3.48%	0.86%	—	34.46%	34.46%	5.64%
REIT Index Subaccount	35.07%	15.90%	—	—	35.07%	35.07%	14.11%

*	Refer to “Subaccount Inception Dates” under the “PERFORMANCE INFORMATION” section of this Statement of Additional Information.

	Month- to-date	Quarter- to-date	6 Months- to-date
Money Market Subaccount	0.04%	0.12%	0.24%
Short-Term Investment-Grade Subaccount	0.53%	0.17%	0.35%
Total Bond Market Index Subaccount	0.92%	0.15%	-0.04%
High Yield Bond Subaccount	2.02%	4.33%	5.58%
Balanced Subaccount	4.66%	9.19%	10.50%
Equity Income Subaccount	7.15%	14.31%	14.60%
Diversified Value Subaccount	6.67%	14.27%	13.82%
Total Stock Market Index Subaccount	4.45%	12.32%	16.46%
Equity Index Subaccount	5.19%	12.00%	14.81%
Mid-Cap Index Subaccount	2.68%	13.47%	20.50%
Growth Subaccount	3.17%	9.74%	14.12%
Capital Growth Subaccount	3.00%	11.70%	18.28%
Small Company Growth Subaccount	0.74%	11.51%	20.83%
International Subaccount	6.70%	14.54%	23.13%
REIT Index Subaccount	3.04%	9.13%	19.24%

All total return figures reflect the deduction of the administrative charge, and the mortality and expense risk charge. The SEC requires that an assumption be made that the Contract Owner surrenders the entire Contract at the end of the 1-, 5- and 10-year periods (or, if less, up to the life of the Subaccount) for which performance is required to be calculated.

Performance information for a Subaccount may be compared, in reports and promotional literature, to: (i) the Standard & Poor’s 500 Stock Index (“S&P 500”), Dow Jones Industrial Average (“DJIA”), Donoghue Money Market Institutional Averages, or other indices that measure performance of a pertinent group of securities so that investors may compare a Subaccount’s results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely-used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Accumulation Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio of the Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Reports and marketing materials may, from time to time, include information concerning the rating of Peoples Benefit Life Insurance Company as determined by A.M. Best, Moody’s, Standard & Poor’s or other recognized rating services. Reports and promotional literature may also contain other information including (i) the ranking of any Subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, and (ii) the effect of tax deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

ADDITIONAL PERFORMANCE MEASURES

Non-Standardized Cumulative Total Return and Non-Standardized Average Annual Total Return

The Company may show a Non-Standardized Cumulative Total Return (i.e., the percentage change in the value of an Accumulation Unit) for one or more Subaccounts with respect to one or more periods. The Company may also show Non-Standardized Average Annual Total Return (i.e., the average annual change in Accumulation Unit Value) with respect to one or more periods. For one year and periods less than one year, the Non- Standardized Cumulative Total Return and the Non-Standardized Average Annual Total Return are effective annual rates of return and are equal. For periods greater than one year, the Non-Standardized Average Annual Total Return is the effective annual compounded rate of return for the periods stated. Because the value of an Accumulation Unit reflects the Separate Account and Portfolio expenses (see Fee Table in the Prospectus), the Non-Standardized Cumulative Total Return and Non-Standardized Average Annual Total Return also reflect these expenses. However, these percentages do not reflect the Annual Contract Maintenance Fee or Premium Taxes (if any), which, if included, would reduce the percentages reported by the Company.

Non-Standardized Cumulative Total Return

For Period Ending 12/31/2003

Annual Step-Up Death Benefit Option

(Total Annual Separate Account Expenses: 0.42%)

	Month- to-date	Quarter- to-date	6 Month- to-date	One Year	Since Subaccount Inception*
Money Market Subaccount	0.04%	0.12%	0.24%	0.59%	63.52%
Short-Term Investment-Grade Subaccount	0.53%	0.17%	0.35%	3.13%	28.57%
Total Bond Market Index Subaccount	0.92%	0.15%	-0.04%	3.60%	133.25%
High Yield Bond Subaccount	2.02%	4.33%	5.58%	16.45%	52.25%
Balanced Subaccount	4.66%	9.19%	10.50%	20.03%	257.24%
Equity Income Subaccount	7.15%	14.31%	14.60%	24.02%	192.30%
Diversified Value Subaccount	6.67%	14.27%	13.82%	30.70%	21.66%
Total Stock Market Index Subaccount	4.45%	12.32%	16.46%	—	27.64%
Equity Index Subaccount	5.19%	12.00%	14.81%	28.05%	260.20%
Mid-Cap Index Subaccount	2.68%	13.47%	20.50%	33.64%	64.63%
Growth Subaccount	3.17%	9.74%	14.12%	25.71%	78.74%
Capital Growth Subaccount	3.00%	11.70%	18.28%	36.82%	28.43%
Small Company Growth Subaccount	0.74%	11.51%	20.83%	40.65%	144.91%
International Subaccount	6.70%	14.54%	23.13%	34.46%	69.40%
REIT Index Subaccount	3.04%	9.13%	19.24%	35.06%	90.60%

*	Refer to “Subaccount Inception Dates” under the “PERFORMANCE INFORMATION” section of this Statement of Additional Information.

Non-Standardized Average Annual Total Returns

For Period Ending 12/31/2003

Annual Step-Up Death Benefit Option

(Total Annual Separate Account Expenses: 0.42%)

	One Year	Three Year	Five Year	Since Subaccount Inception*
Money Market Subaccount	0.59%	1.93%	3.31%	3.96%
Short-Term Investment-Grade Subaccount	3.13%	5.45%	—	5.27%
Total Bond Market Index Subaccount	3.60%	6.44%	5.72%	6.91%
High Yield Bond Subaccount	16.45%	6.59%	3.89%	5.70%
Balanced Subaccount	20.03%	5.05%	5.78%	10.63%
Equity Income Subaccount	24.02%	0.74%	1.95%	10.68%
Diversified Value Subaccount	30.70%	3.82%	—	4.09%
Total Stock Market Index Subaccount	—	—	—	27.64%
Equity Index Subaccount	28.05%	-4.58%	-1.05%	10.64%
Mid-Cap Index Subaccount	33.64%	3.98%	—	10.73%
Growth Subaccount	25.71%	-18.45%	-12.04%	5.65%
Capital Growth Subaccount	36.82%	—	—	26.16%
Small Company Growth Subaccount	40.65%	3.78%	15.72%	12.55%
International Subaccount	34.46%	-3.59%	0.79%	5.66%
REIT Index Subaccount	35.06%	15.87%	—	14.10%

*	Refer to “Subaccount Inception Dates” under the “PERFORMANCE INFORMATION” section of this Statement of Additional Information.

Non-Standardized Total Return Year-to-Date

The Company may show Non-Standardized Total Return Year-to-Date as of a particular date, or simply Total Return YTD, for one or more Subaccounts with respect to one or more non-standardized base periods commencing at the beginning of a calendar year. Total Return YTD figures reflect the percentage change in actual Accumulation Unit Values during the relevant period. These percentages reflect a deduction for the Separate Account and Portfolio expenses, but do not include the Annual Contract Maintenance Fee or Premium Taxes (if any), which, if included, would reduce the percentages reported by the Company.

Non-Standardized Total Return Year-to-Date

For Period Ending 12/31/2003

Annual Step-Up Death Benefit Option

(Total Annual Separate Account Expenses: 0.42%)

Total Return YTD as of 12/31/2003
Money Market Subaccount	0.59%
Short-Term Investment-Grade Subaccount	3.13%
Total Bond Market Index Subaccount	3.60%
High Yield Bond Subaccount	16.45%
Balanced Subaccount	20.03%
Equity Income Subaccount	24.02%
Diversified Value Subaccount	30.70%
Total Stock Market Index Subaccount	—
Equity Index Subaccount	28.05%
Mid-Cap Index Subaccount	33.64%
Growth Subaccount	25.71%
Capital Growth Subaccount	36.82%
Small Company Growth Subaccount	40.65%
International Subaccount	34.46%
REIT Index Subaccount	35.06%

Non Standardized One Year Return

The Company may show Non-Standardized One Year Return, for one or more Subaccounts with respect to one or more non-standardized base periods commencing at the beginning of a calendar year (or date of inception, if during the relevant year) and ending at the end of such calendar year. One Year Return figures reflect the percentage change in actual Accumulation Unit Values during the relevant period. These percentages reflect a deduction for the Separate Account and Portfolio expenses, but do not include the Annual Contract Maintenance Fee or Premium Taxes (if any), which if included would reduce the percentages reported by the Company.

Non-Standardized One Year Return

Annual Step-Up Death Benefit Option

(Total Annual Separate Account Expenses: 0.42%)

	2003	2002	2001	2000	1999	1998
Money Market Subaccount	0.59%	1.38%	3.92%	6.04%	4.75%	5.07%
Short-Term Investment-Grade Subaccount	3.13%	5.91%	7.43%	7.74%	—	—
Total Bond Market Index Subaccount	3.60%	7.93%	7.87%	10.85%	-1.23%	7.87%
High Yield Bond Subaccount	16.45%	1.20%	2.83%	-2.48%	2.46%	3.63%
Balanced Subaccount	20.03%	-7.06%	4.00%	9.93%	3.89%	11.61%
Equity Income Subaccount	24.02%	-14.07%	-3.94%	10.95%	-2.94%	17.19%
Diversified Value Subaccount	30.70%	-14.52%	0.33%	25.60%	—	—
Total Stock Market Index Subaccount	—	—	—	—	—	—
Equity Index Subaccount	28.05%	-22.37%	-12.43%	-9.47%	20.62%	28.25%
Mid-Cap Index Subaccount	33.64%	-14.96%	-0.95%	17.50%	—	—
Growth Subaccount	25.71%	-36.12%	-32.26%	-20.44%	22.00%	40.32%
Capital Growth Subaccount	36.82%	—	—	—	—	—
Small Company Growth Subaccount	40.65%	-24.30%	5.16%	15.37%	60.91%	7.52%
International Subaccount	34.46%	-17.52%	-19.04%	-7.12%	24.96%	18.39%
REIT Index Subaccount	35.06%	3.16%	11.71%	25.87%	—	—

	1997	1996	1995	1994	1993	1992
Money Market Subaccount	5.12%	4.98%	5.42%	3.73%	2.55%	3.18%
Short-Term Investment-Grade Subaccount	—	—	—	—	—	—
Total Bond Market Index Subaccount	8.97%	3.09%	17.57%	-3.15%	8.91%	5.89%
High Yield Bond Subaccount	11.64%	—	—	—	—	—
Balanced Subaccount	22.69%	15.79%	31.97%	-1.08%	12.69%	6.69%
Equity Income Subaccount	33.95%	18.25%	38.44%	-1.71%	—	—
Diversified Value Subaccount	—	—	—	—	—	—
Total Stock Market Index Subaccount	—	—	—	—	—	—
Equity Index Subaccount	32.73%	22.41%	36.91%	0.67%	9.39%	6.88%
Mid-Cap Index Subaccount	—	—	—	—	—	—
Growth Subaccount	26.21%	26.45%	37.87%	3.82%	—	—
Capital Growth Subaccount	—	—	—	—	—	—
Small Company Growth Subaccount	12.84%	—	—	—	—	—
International Subaccount	2.91%	14.15%	15.43%	—	—	—
REIT Index Subaccount	—	—	—	—	—	—

SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the Separate Account is held by the Company. The assets are kept physically segregated and held separate and apart from the Company’s general account assets. Records are maintained of all purchases and redemptions of eligible Portfolio shares held by each of the Subaccounts.

CONFLICTS OF INTEREST WITH OTHER SEPARATE ACCOUNTS

The Portfolios may be made available to registered separate accounts offering variable annuity and variable life products of the Company or other insurance companies. Although the Company believes it is unlikely, a material conflict could arise between the interests of the Separate Account and one or more of the other participating separate accounts. In the event a material conflict does exist, the affected insurance companies agree to take any necessary steps, including removing their separate accounts from the Fund if required by law, to resolve the matter.

THE COMPANY

The Company is a direct subsidiary of Monumental Life Insurance Company, Capital Liberty, L.P., and Commonwealth General Corporation, which, respectively, have 76.3%, 20%, and 3.7% interests in the Company. Monumental Life Insurance Company is a direct subsidiary of Capital General Development Corporation and First AUSA Life Insurance Company, which, respectively, have 73.23% and 26.77% interests in Monumental Life Insurance Company. Monumental Life Insurance Company and Commonwealth General Corporation have, respectively, 99% and 1% interests in Capital Liberty, L.P. Commonwealth General Corporation is a wholly owned subsidiary of AEGON U.S. Corporation. Capital General Development Corporation is a wholly owned subsidiary of Commonwealth General Corporation. First AUSA Life Insurance Company is a wholly owned subsidiary of Transamerica Holding Company, LLC. Transamerica Holding Company, LLC is a wholly owned subsidiary of AEGON USA, Inc.

The Company is a wholly owned indirect subsidiary of AEGON U.S. Corporation, which in turn is wholly owned by AEGON U.S. Holding Corporation. A Delaware business trust called “The AEGON Trust” exists between AEGON U.S. Holding Corporation and AEGON International N.V. The AEGON Trust owns 100% of the common stock of AEGON U.S. Holding Corporation and Scottish Equitable Finance Limited owns 100% of the preferred stock of AEGON U.S. Holding Corporation. AEGON International N.V. is a wholly owned subsidiary of AEGON N.V. Vereniging AEGON (a Netherlands membership association) has an approximately 32.47% interest in AEGON N.V.

The Company was formerly known as National Home Life Assurance Company, until July 1, 1995, when it changed its name to Providian Life and Health Insurance Company. On October 1, 1998, it changed its name to Peoples Benefit Life Insurance Company.

TAXES

The Company is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. Since the Separate Account is not a separate entity from the Company and its operations form a part of the Company, the Separate Account will not be taxed separately as a “regulated investment company” under Subchapter M of the Internal Revenue Code. Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the Accumulated Value. Under existing federal income tax law, the Separate Account’s investment income, including realized net capital gains, is not taxed to the Company. The Company reserves the right to make a deduction for taxes should they be imposed with respect to such items in the future.

Under present laws, the Company will incur state or local taxes in several states. If there is a change in state or local tax laws, the Company may make charges for such taxes. At present time, the Company does not charge the Contract Owner for these other taxes. If there is a change in state or local tax laws, charges for such taxes may be made. The Company does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the Contracts. Based upon these expectations, no charge is currently being made to the Separate Account for corporate federal income taxes that may be attributable to the Separate Account.

The Company will periodically review the question of a charge to the Separate Account for corporate federal income taxes related to the Separate Account. Such a charge may be made in future years for any federal income taxes the Company incurs. This might become necessary if the Company ultimately determines that its tax treatment is not what it currently believes it to be, if there are changes in the federal income tax treatment of annuities at the corporate level, or if there is a change in the Company’s tax status. If the Company should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the Contracts, the Accumulated Value of the Contract would be correspondingly adjusted by any provision or charge for such taxes.

STATE REGULATION OF THE COMPANY

The Company is a stock life insurance company organized under the laws of Iowa, and is subject to regulation by the Iowa Insurance Division. An annual statement in a prescribed form is filed with Iowa Insurance Division on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding calendar year. Periodically, the Iowa Insurance Division examines the financial condition of the Company, including the liabilities and reserves of the Separate Account.

RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company or by its administrator, The Vanguard Group, Inc. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to all Contract Owners at their last known address of record, at least semiannually, reports containing such information as may be required under that Act or by any other applicable law or regulation.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

The audited financial statements of the subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners as of December 31, 2003, including the Report of Independent Auditors thereon, are included in this Statement of Additional Information.

The audited statutory-basis financial statements of the Company as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003, including the Report of Independent Auditors thereon, which are also included in this Statement of Additional Information, should be distinguished from the financial statements of subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners and should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

FINANCIAL STATEMENTS AND SCHEDULES – STATUTORY BASIS

Peoples Benefit Life Insurance Company

Years Ended December 31, 2003, 2002, and 2001

Peoples Benefit Life Insurance Company

Financial Statements and Schedules – Statutory Basis

Years Ended December 31, 2003, 2002, and 2001

Report of Independent Auditors

The Board of Directors

Peoples Benefit Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Peoples Benefit Life Insurance Company (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2003 and 2002, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2003. Our audits also included the statutory-basis financial statement schedules required by Article 7 of Regulation S-X. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Peoples Benefit Life Insurance Company at December 31, 2003 and 2002, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2003.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Peoples Benefit Life Insurance Company at December 31, 2003 and 2002, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2003, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As described in Note 2 to the financial statements, in 2001 Peoples Benefit Life Insurance Company changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Insurance Division, Department of Commerce, of the State of Iowa.

As described in Note 2 to the financial statements, in 2002 Peoples Benefit Life Insurance Company changed its accounting policy related to the determination of reserves for guaranteed living benefits included in variable deferred and immediate annuities to be in accordance with newly effective actuarial guidelines. Also as described in Note 2 to the financial statements, in 2003 Peoples Benefit Life Insurance Company changed its accounting policy for derivative instruments.

/s/ Ernst & Young LLP

Des Moines, Iowa

February 13, 2004

Peoples Benefit Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2003	2002
Admitted assets
Cash and invested assets:
Cash and short-term investments	$129,953	$17,290
Bonds	4,190,377	4,718,638
Stocks:
Preferred	4,915	16,131
Common (cost: 2003 – $70,291; 2002 – $73,879)	100,185	79,631
Affiliated entity (cost: 2003 – $4,511; 2002 – $1,011)	2,816	99
Mortgage loans on real estate	706,901	1,011,791
Real estate, at cost less accumulated depreciation (2003 - $507; 2002 - $380)	7,042	10,727
Policy loans	154,194	159,537
Receivable for securities	4,990	—
Net short-term notes receivable from affiliates	26,000	108,000
Other invested assets	353,681	346,585

Total cash and invested assets	5,681,054	6,468,429
Premiums deferred and uncollected	47,571	42,710
Reinsurance receivable	1,271	—
Accrued investment income	59,779	66,409
Net deferred income tax asset	45,582	47,356
Federal income taxes recoverable	—	40,991
Other assets	11,181	6,378
Separate account assets	7,593,842	6,374,198

Total admitted assets	$13,440,280	$13,046,471

	December 31
	2003	2002
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$1,119,719	$1,130,181
Annuity	2,682,393	2,766,068
Accident and health	59,451	72,620
Policy and contract claim reserves:
Life	22,233	22,283
Accident and health	29,461	19,076
Liability for deposit-type contracts	1,152,327	2,113,029
Other policyholders’ funds	2,931	3,283
Remittances and items not allocated	60,408	12,807
Asset valuation reserve	140,666	81,774
Reinsurance in unauthorized companies	—	3,084
Commissions and expense allowances payable on reinsurance assumed	943	1,125
Payable to affiliates	65,963	211
Payable for securities	8,239	—
Transfer to separate accounts due or accrued	(30,806)	(2,589)
Federal income taxes payable	212	—
Other liabilities	57,200	71,331
Separate account liabilities	7,593,842	6,374,045

Total liabilities	12,965,182	12,668,328
Capital and surplus:
Common stock, $11 per share par value, 1,145,000 shares authorized, issued and outstanding	12,595	12,595
Preferred stock, $11 per share par value, $240 per share liquidation value, 2,290,000 shares authorized, issued and outstanding	25,190	25,190
Paid-in surplus	2,583	2,583
Unassigned surplus	434,730	337,775

Total capital and surplus	475,098	378,143

Total liabilities and capital and surplus	$13,440,280	$13,046,471

See accompanying notes.

Peoples Benefit Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2003	2002	2001
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$152,615	$147,626	$141,776
Annuity	476,287	969,263	1,153,746
Accident and health	149,256	139,862	131,966
Net investment income	303,002	360,560	387,360
Amortization of interest maintenance reserve	(1,447)	(1,939)	2,455
Commissions and expense allowances on reinsurance ceded	9,402	9,627	3,813
Separate account fee income	22,304	16,935	25,038
Gains due to reinsurance transactions	—	—	31,096
Other	1,335	1,115	4,371

	1,112,754	1,643,049	1,881,621
Benefits and expenses:
Benefits paid or provided for:
Life and accident and health	206,593	181,334	179,941
Surrender benefits	732,050	676,407	722,484
Other benefits	210,627	222,459	245,345
Increase (decrease) in aggregate reserves for policies and contracts:
Life	(10,462)	(13,790)	(39,673)
Annuity	(83,675)	6,718	(92,332)
Accident and health	(13,169)	3,953	(11,259)

	1,041,964	1,077,081	1,004,506
Insurance expenses:
Commissions	46,493	37,122	30,807
General insurance expenses	91,383	73,800	81,682
Taxes, licenses and fees	9,204	2,220	7,474
Net transfers to (from) separate accounts	(136,835)	362,137	582,953
Other expenses	1,442	(308)	398

	11,687	474,971	703,314

	1,053,651	1,552,052	1,707,820
Gain from operations before dividends to policyholders, federal income tax expense and net realized capital gains (losses) on investments	59,103	90,997	173,801
Dividends to policyholders	(9)	169	210

Gain from operations before federal income tax expense and net realized capital gains (losses) on investments	59,112	90,828	173,591
Federal income tax expense	7,967	13,138	40,782

Gain from operations before net realized capital gains (losses) on investments	51,145	77,690	132,809
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to/from interest maintenance reserve)	(44,688)	(54,446)	455,757

Net income	$6,457	$23,244	$588,566

See accompanying notes.

Peoples Benefit Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2001	$12,595	$25,190	$2,583	$473,855	$514,223
Cumulative effect of change in accounting principles	—	—	—	19,716	19,716
Net income	—	—	—	588,566	588,566
Change in net unrealized capital gains/losses	—	—	—	(346,023)	(346,023)
Change in net deferred income tax	—	—	—	(4,888)	(4,888)
Change in non-admitted assets	—	—	—	(16,080)	(16,080)
Change in liability for reinsurance in unauthorized companies	—	—	—	(179)	(179)
Change in asset valuation reserve	—	—	—	28,487	28,487
Dividends to stockholders	—	—	—	(440,000)	(440,000)
Tax benefits on stock options exercised	—	—	—	563	563
Other	—	—	—	8	8

Balance at December 31, 2001	12,595	25,190	2,583	304,025	344,393
Cumulative effect of change in accounting principles	—	—	—	(34)	(34)
Net income	—	—	—	23,244	23,244
Change in net unrealized capital gains/losses	—	—	—	(76,173)	(76,173)
Change in non-admitted assets	—	—	—	(40,120)	(40,120)
Change in liability for reinsurance in unauthorized companies	—	—	—	(2,905)	(2,905)
Change in asset valuation reserve	—	—	—	87,825	87,825
Change in surplus in separate accounts	—	—	—	(40)	(40)
Change in net deferred income tax asset	—	—	—	40,978	40,978
Tax benefits on stock options exercised	—	—	—	64	64
Other	—	—	—	911	911

Balance at December 31, 2002	12,595	25,190	2,583	337,775	378,143
Net income	—	—	—	6,457	6,457
Change in net unrealized capital gains/losses	—	—	—	102,709	102,709
Change in non-admitted assets	—	—	—	67,024	67,024
Change in liability for reinsurance in unauthorized companies	—	—	—	3,084	3,084
Change in asset valuation reserve	—	—	—	(58,892)	(58,892)
Change in surplus in separate accounts	—	—	—	48	48
Change in net deferred income tax asset	—	—	—	(24,045)	(24,045)
Reinsurance transactions	—	—	—	559	559
Tax benefits on stock options exercised	—	—	—	11	11

Balance at December 31, 2003	$12,595	$25,190	$2,583	$434,730	$475,098

See accompanying notes.

Peoples Benefit Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2003	2002	2001
Operating activities
Premiums collected, net of reinsurance	$771,774	$1,236,942	$1,422,133
Net investment income received	313,980	364,526	383,251
Miscellaneous income	28,419	40,302	69,663
Benefit and loss related payments	(1,135,610)	(1,065,385)	(1,090,360)
Net transfers to (from) separate accounts	111,039	(359,867)	(583,131)
Commissions and other expenses paid	(157,762)	(123,160)	(130,868)
Dividends paid to policyholders	(153)	(178)	(204)
Federal and foreign income taxes received (paid)	33,248	(34,781)	(50,505)

Net cash provided by (used in) operating activities	(35,065)	58,399	19,979
Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	4,623,062	3,550,240	2,031,598
Stocks	44,791	284,952	781,693
Mortgage loans	322,280	395,240	349,835
Real estate	4,037	223	1,265
Other invested assets	52,390	41,925	44,819
Miscellaneous proceeds	90,232	35,458	19,519

Total investment proceeds	5,136,792	4,308,038	3,228,729
Cost of investments acquired:
Bonds	(4,016,170)	(3,986,075)	(3,114,222)
Stocks	(38,329)	(202,560)	(321,190)
Mortgage loans	(1,310)	(18,013)	(30,429)
Real estate	—	(10,161)	(72)
Other invested assets	(48,827)	(68,773)	(127,594)
Miscellaneous applications	(32,610)	(44,501)	—

Total cost of investments acquired	(4,137,246)	(4,330,083)	(3,593,507)
Net decrease in policy loans	5,343	4,698	1,215

Net cost of investments acquired	(4,131,903)	(4,325,385)	(3,592,292)

Net cash provided by (used in) investing activities	1,004,889	(17,347)	(363,563)

Peoples Benefit Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2003	2002	2001
Financing and miscellaneous activities
Borrowed funds received	$—	$—	(19,700)
Deposits on deposit-type contract funds and other liabilities	18,482	18,594	756,886
Withdrawals on deposit-type contract funds and other liabilities without life or disability contingencies	(989,827)	(128,656)	(68,611)
Dividends paid to stockholders	—	—	(440,000)
Other cash provided	114,184	72,146	(22,759)

Net cash provided by (used in) financing and miscellaneous activities	(857,161)	(37,916)	205,816

Net increase (decrease) in cash and short-term investments	112,663	3,136	(137,768)
Cash and short-term investments:
Beginning of year	17,290	14,154	151,922

End of year	$129,953	$17,290	$14,154

See accompanying notes.

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

December 31, 2003

1.	Organization and Summary of Significant Accounting Policies

Organization

Peoples Benefit Life Insurance Company (the Company) is a stock life and health insurance company. The Company is directly owned by Monumental Life Insurance Company (76%), Capital Liberty Limited Partnership (CLLP) (20%), and Commonwealth General Corporation (4%). CLLP also owns 100% of the preferred stock of the Company. Each of these companies are indirect, wholly-owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.

During 2001, the Company adopted a plan of partial liquidation. Under this plan, the Company stated its intention to reinsure a portion of its business with one or more affiliated companies and redeem pro rata portions of its common and preferred stock. However, during 2003, the Company aborted its plan and no longer intends to partially liquidate the Company.

Nature of Business

The Company sells and services life and accident and health insurance products, primarily utilizing direct response methods, such as television, telephone, mail and third-party programs to reach low to middle-income households nationwide. The Company also sells and services group and individual accumulation products and guaranteed interest contracts and funding agreements, primarily utilizing brokers, fund managers, financial planners, stock brokerage firms and a mutual fund.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1.	Organization and Summary of Significant Accounting Policies (continued)

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of capital and surplus for those designated as available-for-sale.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, changes in prepayment assumptions were accounted for in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to unassigned surplus rather than to income as required under GAAP.

Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1.	Organization and Summary of Significant Accounting Policies (continued)

asset. For GAAP, the derivative is reported at fair value with changes in fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1.	Organization and Summary of Significant Accounting Policies (continued)

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Separate Accounts With Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as “nonadmitted” are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Interest on these policies is reflected in other benefits. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1.	Organization and Summary of Significant Accounting Policies (continued)

and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10 percent of capital and surplus excluding any net deferred income tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are nonadmitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in future years, and a valuation allowance is established for deferred income tax assets not realizable.

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1.	Organization and Summary of Significant Accounting Policies (continued)

Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of these variances have not been determined by the Company, but are presumed to be material.

Investments

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accretion of discounts. Amortization is computed using methods which result in a level yield over the expected life of the security. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks of unaffiliated companies, which include shares of mutual funds, are carried at market and the related unrealized capital gains or losses are reported in unassigned surplus. Real estate is reported at cost less allowances for depreciation. Depreciation of real estate is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various limited partnerships, which are recorded at equity in underlying net assets, and derivative financial instruments. These derivative instruments consist primarily of interest rate swap agreements, including basis swaps and futures, and are valued consistently with the hedged item. Hedges of fixed income assets and/or liabilities are valued at amortized cost. Hedges of items carried at fair value are valued at fair value. Derivatives which cease to be effective hedges are valued at fair value. Other “admitted assets” are valued principally at cost.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1.	Organization and Summary of Significant Accounting Policies (continued)

and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2003 and 2002, the Company excluded investment income due and accrued of $22,739 and $14,099, respectively, with respect to such practices.

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

Derivative Instruments

Effective January 1, 2003, the Company adopted Statement of Statutory Accounting Principles (SSAP) No. 86 “Accounting for Derivative Instruments and Hedging Activities.” In accordance with SSAP 86, derivative instruments that qualify for special hedge accounting are valued and reported in a manner consistent with the hedged asset or liability. To qualify for special hedge accounting, the Company must maintain specific documentation regarding the risk management objectives of the hedge and demonstrate on an ongoing basis that the hedging relationship remains highly effective. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1.	Organization and Summary of Significant Accounting Policies (continued)

recorded as unrealized gains and losses. This change in accounting principle had no impact on capital and surplus as of January 1, 2003.

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the hedged asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the hedged liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another index, based upon an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps meeting hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

The Company may hold foreign denominated assets or liabilities and cross currency swaps are utilized to convert the asset or liability to a US denominated security. A cash payment is often exchanged at the outset of the swap contract to represent the present value of cash flows of the instrument. This payment occurs because the derivative is being purchased between coupon periods or the rates in the swap are not at market. A

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1.	Organization and Summary of Significant Accounting Policies (continued)

single net payment is exchanged at each due date as well as at the end of the contract. Each asset or liability is hedged individually and the terms of the swap must meet the terms of the underlying instrument. These swaps meet hedge accounting rules and are carried at amortized cost consistent with the manner in which the hedged items are carried. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

The Company issues products providing the customer a return based on the S&P 500 and NASDAQ 1000 indices. The Company uses S&P 500 and NASDAQ 1000 futures contracts and/or options to hedge the liability option risk associated with these products. Futures are marked to market on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements. Options are marked to fair value in the balance sheet and the fair value adjustment is recorded as income in the financial statements.

The Company owns an option to acquire shares of Class C Voting stock of AEGON USA, Inc., an affiliate. Refer to Note 10, Related Party Transactions, for a further discussion of the stock option agreement.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap which, in effect, converts the high quality asset to a lower rated investment grade asset. The benefits of using the swap market to replicate credit quality include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income as earned. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘A’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1.	Organization and Summary of Significant Accounting Policies (continued)

Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, the Company is required to post assets instead.

These instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

Aggregate Policy Reserves

Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners’ Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.25 to 6.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1.	Organization and Summary of Significant Accounting Policies (continued)

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.50 to 10.00 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts in Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioners’ Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease directly to the liability balance, and are not reflected as premiums, benefits, or changes in reserve in the statement of operations.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1.	Organization and Summary of Significant Accounting Policies (continued)

Reinsurance

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Separate Accounts

Assets held in trust for purchases of variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received variable contract premiums of $461,451, $822,284, and $985,642, in 2003, 2002, and 2001, respectively.

Certain separate account assets and liabilities reported in the accompanying financial statements contain contractual guarantees. Guaranteed separate accounts represent funds invested by the Company for the benefit of individual contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. These revenues are recognized when due. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid.

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1.	Organization and Summary of Significant Accounting Policies (continued)

Stock Option Plan and Stock Appreciation Rights Plans

Prior to 2002, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus. Beginning in 2002, AEGON N.V. offered stock appreciation rights to eligible employees which do not entitle them to the purchase of AEGON N.V. shares, but provide similar financial benefits.

Reclassifications

Certain reclassifications have been made to the 2002 and 2001 financial statements to conform to the 2003 presentation.

2.	Accounting Changes

The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce of the State of Iowa. Effective January 1, 2001, the State of Iowa required that insurance companies domiciled in the State of Iowa prepare their statutory-basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual subject to any deviations prescribed or permitted by the State of Iowa insurance commissioner.

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods.

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2.	Accounting Changes (continued)

As a result of these changes, the Company reported a change of accounting principle, as an adjustment that increased capital and surplus of $19,716 as of January 1, 2001. This amount included the establishment of deferred tax assets of $17,528 and the release of mortgage loan prepayment fees from the IMR of $3,831, offset by the release of mortgage loan origination fees of $1,200 and the establishment of a vacation accrual of $443.

On December 31, 2002, the Company adopted the provisions of Actuarial Guideline 39 (Guideline 39). The purpose of Guideline 39 is to interpret the standards for the valuation of reserves for guaranteed living benefits included in variable deferred and immediate annuity contracts. The Company had previously provided reserves for such guarantees based on the accumulation of the amount charged to policyholders for these benefits. The cumulative effect of adopting Guideline 39 on December 31, 2002, was $(34), which was charged directly to unassigned surplus as a change in accounting principle.

Effective January 1, 2003, the Company adopted SSAP No. 86 Accounting for Derivative Instruments and Hedging Activities. In accordance with SSAP No. 86, derivative instruments that qualify for special hedge accounting are valued and reported in a manner consistent with the hedged asset or liability. To qualify for special hedge accounting, the Company must maintain specific documentation regarding the risk management objectives of the hedge and demonstrate on an ongoing basis that the hedging relationship remains highly effective. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains and losses. This change of accounting principle had a net zero impact on unassigned surplus as of January 1, 2003.

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3.	Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

Investment securities: Fair values for bonds and preferred stocks other than affiliates are based on quoted market prices, where available. For bonds and preferred stocks not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for common stock securities of unaffiliated entities are based on quoted market prices.

Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying amount.

Separate account assets: The fair value of separate account assets are based on quoted market prices.

Investment contract liabilities: Fair values for the Company’s liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Interest rate swaps and call options: Estimated fair value of swaps, including interest rate and currency swaps and call options, are based on pricing models or formulas using current assumptions.

Short-term notes receivable from affiliates: The fair values for short-term notes receivable from affiliates approximate their carrying amount.

Separate account annuity liabilities: Separate account annuity liabilities approximate the market value of the separate account assets.

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3.	Fair Values of Financial Instruments (continued)

Fair values for the Company’s insurance contracts (including separate account universal life liabilities) other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2003		2002
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Admitted assets
Cash and short-term investments	$129,953	$129,953	$17,290	$17,290
Bonds	4,190,377	4,355,293	4,718,638	4,818,852
Preferred stocks, other than affiliates	4,915	5,306	16,131	14,960
Common stocks, other than affiliates	100,185	100,185	79,631	79,631
Mortgage loans on real estate	706,901	792,640	1,011,791	1,138,456
Policy loans	154,194	154,194	159,537	159,537
Short-term notes receivable from affiliates	26,000	26,000	108,000	108,000
Interest rate swaps	(10,090)	15,744	(20,964)	(43,864)
Call options	679	679	679	679
Credit default swaps	—	960	—	(895)
Separate account assets	7,593,842	7,593,842	6,374,198	6,374,198
Liabilities
Investment contract liabilities	2,578,186	2,684,013	3,620,494	3,676,879
Separate account annuity liabilities	7,553,096	7,553,096	6,340,167	6,340,167

4.	Investments

Prior to 2001, the Company owned Veterans Life Insurance Company (Veterans). In 2001, the Company sold Veterans to Transamerica Holding Company, LLC, an affiliate. The proceeds from this sale were $697,492 and the Company recorded a realized gain of $494,886. As a result of this sale, the Company also recorded a reduction to surplus of $361,497 through the change in unrealized gains.

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4.	Investments (continued)

The Company owns 100% of Coverna Direct Insurance Agency at December 31, 2003 and 2002. The cost of this subsidiary was $100. The Company owns 100% of JMH Operating Company at December 31, 2003 and 2002. The cost of this subsidiary was $4,411 and $911 at December 31, 2003 and 2002, respectively. The Company’s investment in Transamerica Capital III, a long-term bond issued by an affiliate, is valued at amortized cost with a carrying value of $9,928 and $9,927 at December 31, 2003 and 2002, respectively.

The carrying amounts and estimated fair values of investments in bonds and preferred stock were as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses Less Than 12 Months	Gross Unrealized Losses 12 Months or More	Estimated Fair Value
December 31, 2003
Bonds:
United States Government and agencies	$141,509	$708	$585	$1,177	$140,455
State, municipal and other government	57,751	7,006	98	687	63,972
Public utilities	254,964	18,641	3,275	—	270,330
Industrial and miscellaneous	2,578,884	190,997	11,108	12,000	2,746,773
Mortgage and other asset-backed securities	1,157,269	12,645	6,547	29,604	1,133,763

	4,190,377	229,997	21,613	43,468	4,355,293
Preferred stocks	4,915	391	—	—	5,306

	$4,195,292	$230,388	$21,613	$43,468	$4,360,599

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2002
Bonds:
United States Government and agencies	$236,377	$2,776	$1,414	$237,739
State, municipal and other government	63,625	5,929	3,872	65,682
Public utilities	162,741	10,387	4,426	168,702
Industrial and miscellaneous	2,661,287	190,942	64,178	2,788,051
Mortgage and other asset-backed securities	1,594,608	23,092	59,022	1,558,678

	4,718,638	233,126	132,912	4,818,852
Preferred stocks	16,131	—	1,171	14,960

	$4,734,769	$233,125	$134,083	$4,833,812

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4.	Investments (continued)

The Company held bonds at December 31, 2003 with a carrying value of $4,031 and amortized cost of $5,451 that have an NAIC rating of 6 and which are not considered to be other than temporarily impaired. These bonds are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

The estimated fair value of bonds with gross unrealized losses at December 31, 2003 is as follows:

	Losses 12 months or more	Losses less than 12 months	Total
December 31, 2003
Bonds:
United States Government and agencies	$24,250	$96,095	$120,345
State, municipal and other government	2,620	375	2,995
Public utilities	—	73,656	73,656
Industrial and miscellaneous	89,588	461,914	551,502
Mortgage and other asset-backed securities	125,598	487,643	613,241

	$242,056	$1,119,683	$1,361,739

The carrying amounts and estimated fair values of bonds at December 31, 2003, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$24,039	$24,239
Due after one year through five years	831,170	873,282
Due after five years through ten years	793,802	835,892
Due after ten years through fifteen years	247,559	266,212
Due after fifteen years through twenty years	102,249	112,535
Due after twenty years	1,034,289	1,109,370

	3,033,108	3,221,530
Mortgage and other asset-backed securities	1,157,269	1,133,763

	$4,190,377	$4,355,293

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4.	Investments (continued)

The Company regularly monitors industry sectors and individual debt securities for signs of impairment, including length of time and extent to which the market value of debt securities has been less than cost; industry risk factors; financial condition and near-term prospects of the issuer; and nationally recognized credit rating agency rating changes. Additionally for asset-backed securities, cash flow trends and underlying levels of collateral are monitored. A specific security is considered to be impaired when it is determined that it is probable that not all amounts due (both principal and interest) will be collected as scheduled. Consideration is also given to management’s intent and ability to hold a security until maturity or until fair value will recover.

Significant concentrations of credit risk were held in the Asset-Backed Security Aircraft sector at December 31, 2003. The related carrying value was $35,759 and the fair value was $18,120.

A detail of net investment income is presented below:

	Year Ended December 31
	2003	2002	2001
Interest on bonds and preferred stocks	$240,472	$270,242	$260,951
Dividends on equity investments	1,509	2,741	1,862
Interest on mortgage loans	64,327	89,146	120,254
Rental income on real estate	5,455	7,399	1,081
Interest on policy loans	7,856	7,435	7,510
Other investment income	3,358	8,934	15,259

Gross investment income	322,977	385,897	406,917
Less investment expenses	19,975	25,337	19,557

Net investment income	$303,002	$360,560	$387,360

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4.	Investments (continued)

Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

	Year Ended December 31
	2003	2002	2001
Proceeds	$4,633,213	$3,552,117	$2,167,545

Gross realized gains	$108,155	$29,733	$39,060
Gross realized losses	(82,909)	(83,293)	(153,357)

Net realized gains (losses)	$25,246	$(53,560)	$(114,297)

Gross realized losses in 2003, 2002 and 2001 include $37,918, $34,528 and $22,445, respectively, that relate to losses recognized on other than temporary declines in fair values of debt securities.

At December 31, 2003, investments with an aggregate carrying amount of $2,322 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4.	Investments (continued)

Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

	Realized
	Year Ended December 31
	2003	2002	2001
Debt securities	$25,246	$(53,560)	$(114,297)
Equity securities	(3,777)	(32,053)	532,439
Mortgage loans on real estate	14,517	—	(1,807)
Real estate	371	(4,603)	(243)
Other invested assets	(45,458)	562	19,234

	(9,101)	(89,654)	435,326
Federal income tax effect	—	20,811	(5,004)
Transfer from interest maintenance reserve	(35,587)	14,397	25,435

Net realized capital gains (losses) on investments	$(44,688)	$(54,446)	$455,757

	Change in Unrealized
	Year Ended December 31
	2003	2002	2001
Bonds	$60,104	$(43,789)	$3,433
Preferred stocks	—	591	43,639
Common stocks	23,359	447	(407,519)
Mortgage loans on real estate	1,382	2,442	12,621
Other invested assets	17,864	(35,864)	1,803

Change in net unrealized capital gains/losses	$102,709	$(76,173)	$(346,023)

Gross unrealized gains and gross unrealized losses on common stocks were as follows:

	December 31
	2003	2002
Unrealized gains	$29,947	$8,442
Unrealized losses	(1,748)	(3,602)

Net unrealized gains	$28,199	$4,840

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4.	Investments (continued)

The Company did not issue any new mortgage loans in 2003. At December 31, 2003, mortgage loans with a carrying value of $11,701 were non-income producing for the previous six months. Accrued interest of $784 related to these mortgage loans was excluded from investment income. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

During 2003, 2002 and 2001, mortgage loans of $3,725 $10,204 and $72, respectively, were foreclosed and transferred to real estate. At December 31, 2003 and 2002, the Company held a mortgage loan loss reserve in the AVR of $29,155 and $20,635, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2003	2002		2003	2002
Middle Atlantic	26%	25%	Office	27%	26%
Pacific	25	24	Retail	27	25
South Atlantic	17	21	Apartment	18	19
E. North Central	16	15	Agricultural	14	14
E. South Central	7	6	Industrial	10	10
W. North Central	3	3	Other	3	3
New England	3	2	Hotel/Motel	1	3
W. South Central	2	2
Mountain	1	2

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The Company also uses cross currency swaps to reduce market risk in foreign currencies and to alter exchange exposure arising from mismatches between assets and liabilities. A cash payment is often exchanged at the outset of the swap contract, representing the present value of cash flows of the

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4.	Investments (continued)

instrument. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

Under exchange traded currency futures and options, the Company agrees to purchase a specified number of contracts with other parties and to post variation margins on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange traded futures and options are regulated futures commissions merchants who are members of a trading exchange.

The Company replicates investment grade corporate bonds by combining a AAA rated security with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. Using the swap market to replicate credit quality enables the Company to enhance the relative values and ease of executing larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. At December 31, 2003 and 2002, the Company had replicated assets with a fair value of $60,996 and $79,105 and credit default swaps with a fair value of $960 and $(895), respectively. During the years ended December 31, 2003, 2002, and 2001, the Company did not recognize any capital losses related to credit default swaps.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of ‘A’ or better. At December 31, 2003, the fair value of all contracts, aggregated at a counterparty level, with a positive fair value amounted to $30,687.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, the Company is required to post assets.

For the year ended December 31, 2003, the Company has recorded $(402) for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized loss.

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4.	Investments (continued)

The Company issues products providing the customer a return based on the S&P 500 and NASDAQ 1000 Indices. The Company uses S&P 500 and NASDAQ 1000 options to hedge the liability option risk associated with these products. Options are marked to fair value in the balance sheet and the fair value adjustment is recorded as income in the financial statements. The Company recognized income from options contracts in the amount of $47, $4 and $163, for the years ended December 31, 2003, 2002, and 2001, respectively.

At December 31, 2003 and 2002, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2003	2002
Derivative securities:
Interest rate and currency swaps:
Receive fixed – pay floating	$467,845	$555,629
Receive floating – pay floating	299,085	878,823
Receive floating – pay fixed	455,545	844,518

The Company utilizes futures contracts to hedge against changes in market conditions. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, the Company agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Company as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the values of the contracts are recognized as realized gains or losses. When the contracts are closed, the Company recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Company’s cost basis in the contract. The Company recognized net realized losses from futures contracts in the amount of $829, $2,396, and $6,683 for the years ended December 31, 2003, 2002, and 2001, respectively.

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4.	Investments (continued)

Open futures contracts at December 31, 2003 and 2002, were as follows:

Number of Contracts	Contract Type	Opening Market Value	Year-End Market Value
December 31, 2003
34	S&P 500 March 2004 Futures	$9,247	$9,530
December 31, 2002
13	S&P 500 March 2003 Futures	$2,932	$2,856

The Company’s use of futures contracts may expose the Company to certain risks. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged. Unexpected adverse price movements could cause the Company’s hedging strategy to be unsuccessful and result in losses.

5.	Reinsurance

The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance assumed and ceded amounts:

	Year Ended December 31
	2003	2002	2001
Direct premiums	$707,100	$1,047,258	$1,244,790
Reinsurance assumed	102,095	236,488	194,493
Reinsurance ceded	(31,037)	(26,995)	(11,795)

Net premiums earned	$778,158	$1,256,751	$1,427,488

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5.	Reinsurance (continued)

The reinsurance assumed reflected in the table above includes premiums assumed from related parties of $63,403, $194,095, and $154,395 for the years ended December 31, 2003, 2002, and 2001, respectively. The related aggregate reserves for policies and contracts are $2,422,181 and $2,755,699 at December 31, 2003 and 2002, respectively.

The Company received reinsurance recoveries in the amount of $12,190, $9,753, and $7,429 during 2003, 2002, and 2001, respectively. At December 31, 2003 and 2002, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $3,414 and $1,801, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2003 and 2002 of $26,441 and $14,604, respectively.

Until January 1, 2001, the Company was a party to a reinsurance agreement with a nonaffiliated company in which the Company assumed a block of business. At that time, the ceding company exercised a provision in the reinsurance contract to recapture a portion of this block of business. The net cash payment received from the ceding company of $31,096 was recorded in the 2001 income statement as gains due to reinsurance transactions. The Company does not expect any ongoing cash payments or receipts from this recapture.

During 2003, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligations and benefits related to certain life insurance contracts. The difference between the consideration paid of $2,192 and the reserve credit taken of $3,167 was credited directly to unassigned surplus on a net of tax basis. Subsequent to the initial gain, the Company has amortized $75 into earnings with a corresponding charge to unassigned surplus. The Company holds collateral in the form of letters of credit.

The Company’s liability for deposit-type contracts includes GICs, funding agreements and other deposit-type contracts assumed from Monumental Life Insurance Company, an affiliate. The liabilities assumed are $995,440 and $1,289,248 at December 31, 2003 and 2002, respectively.

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6.	Income Taxes

The main components of deferred income tax amounts are as follows:

	December 31,
	2003	2002
Deferred income tax assets:
Loss carryforwards	$14,407	$307
Partnerships	980	—
Deferred intercompany loss	9,955	14,016
Guaranty funds	2,558	2,459
Nonadmitted assets	2,572	9,476
Tax basis deferred acquisition costs	34,209	36,307
Reserves	37,649	36,756
Unrealized capital losses	15,065	39,091
Other	5,403	2,180

Total deferred income tax assets	$122,798	$140,592

Total deferred income tax assets – nonadmitted	$55,539	$77,810

Deferred income tax liabilities:
Partnerships	$—	$3,103
Unrealized capital gains	17,104	7,066
Other	4,573	5,257

Total deferred income tax liabilities	$21,677	$15,426

The change in net deferred income tax assets and deferred income tax assets – nonadmitted are as follows:

	Year Ended December 31
	2003	2002	2001
Change in net deferred income tax asset	$(24,045)	$40,978	$4,888

Change in deferred income tax assets - nonadmitted	$22,271	$19,579	$(13,317)

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6.	Income Taxes (continued)

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains/losses on investments for the following reasons:

	Year Ended December 31
	2003	2002	2001
Income tax computed at the federal statutory rate (35%)	$20,689	$31,790	$60,757
Amortization of IMR	507	679	(859)
Deferred acquisition costs – tax basis	(1,909)	(1,204)	(1,157)
Depreciation	(136)	76	8
Dividends received deduction	(1,039)	(470)	(202)
Low income housing credits	(9,988)	(15,711)	(11,069)
Prior year under (over) accrual	(5,363)	2,548	4,093
Tax reserve valuation	1,952	1,146	(5,715)
All other adjustments	3,254	(5,716)	(5,074)

Federal income tax expense	$7,967	$13,138	$40,782

Prior to 1984, as provided for under the Life insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the “policyholders’ surplus account” (PSA). No federal income taxes have been provided for in the financial statements of income deferred in the PSA ($17,425 at December 31, 2003). To the extent that dividends are paid from the amount accumulated in the PSA, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the PSA account become taxable, the tax thereon computed at the current rates would amount to approximately $6,099.

For federal income tax purposes, the Company joins in a consolidated income tax return filing with certain affiliated companies. Under the terms of a tax-sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies’ alternative minimum taxable income.

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6.	Income Taxes (continued)

The Company has incurred income taxes during 2003, 2002 and 2001 of $23,306, $23,200 and $126,931, respectively, that will be available for recoupment in the event of future net losses.

At December 31, 2003, the Company had $12,743 of capital loss carryforwards which expire, if unused, in 2007.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 1997. An examination is underway for 1998 through 2000. The Company believes the ultimate settlement of open tax years will not be material to the Company’s financial position.

7.	Policy and Contract Attributes

Participating life insurance policies are issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted approximately 3.7% and 6.0% of ordinary life insurance in force at December 31, 2003 and 2002, respectively.

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7.	Policy and Contract Attributes (continued)

	December 31
	2003		2002
	Amount	Percent of Total	Amount	Percent of Total
Subject to discretionary withdrawal with market value adjustment	$452,245	4%	$990,219	9%
Subject to discretionary withdrawal at book value less surrender charge	72,739	1	79,878	1
Subject to discretionary withdrawal at market value	7,183,275	63	5,855,318	52
Subject to discretionary withdrawal at book value (minimal or no charges or adjustments)	978,019	8	995,228	8
Not subject to discretionary withdrawal provision	2,787,450	24	3,390,712	30

Total policy reserves on annuities and deposit fund liabilities	$11,473,728	100%	$11,311,355	100%

Included in the liability for deposit-type contracts at December 31, 2003 and 2002 are approximately $372,000 and $663,000, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance by the special purpose entity is used to purchase a funding agreement from an affiliated company which secures that particular series of notes. The funding agreement is reinsured to the Company. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for principal and interest for these funding agreements are afforded equal priority as other policyholders. At December 31, 2003, the contractual maturities were 2004 - $100,000; 2005 - $-0-; 2006 - $263,000; 2007 $-0-; 2008 $-0- and thereafter - $9,000.

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7.	Policy and Contract Attributes (continued)

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2003 and 2002, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:

	Gross	Loading	Net
December 31, 2003
Life and annuity:
Ordinary direct first year business	$6,171	$3,504	$2,667
Ordinary direct renewal business	18,966	4,291	14,675
Group life direct business	31,468	11,063	20,405
Reinsurance ceded	(321)	—	(321)

Total life and annuity	56,284	18,858	37,426
Accident and health:
Direct	6,277	—	6,277
Reinsurance assumed	3,957	—	3,957
Reinsurance ceded	(89)	—	(89)

Total accident and health	10,145	—	10,145

	$66,429	$18,858	$47,571

December 31, 2002
Life and annuity:
Ordinary direct first year business	$4,121	$2,444	$1,677
Ordinary direct renewal business	17,741	5,147	12,594
Group life direct business	29,612	9,934	19,678
Reinsurance ceded	(275)	—	(275)

Total life and annuity	51,199	17,525	33,674
Accident and health:
Direct	5,529	—	5,529
Reinsurance assumed	3,685	—	3,685
Reinsurance ceded	(178)	—	(178)

Total accident and health	9,036	—	9,036

	$60,235	$17,525	$42,710

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7.	Policy and Contract Attributes (continued)

At December 31, 2003 and 2002, the Company had insurance in force aggregating $2,347,709 and $1,440,384, respectively, in which the gross premiums are less than the net premiums required by the standard valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $14,066 and $6,903 to cover these deficiencies at December 31, 2003 and 2002, respectively.

Separate accounts held by the Company represent funds held for individual policyholders. The assets in the separate accounts, carried at estimated fair value, consist of common stocks (including mutual funds), mortgage loans, long-term bonds and cash.

Information regarding the separate accounts of the Company is as follows:

	Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonguaranteed	Total
Premiums, deposits and other considerations for the year ended December 31, 2003	$—	$291	$461,028	$461,319

Reserves for separate accounts as of December 31, 2003 with assets at:
Fair value	$308,924	$46,257	$7,210,346	$7,565,527
Amortized cost	—	—	—	—

	$308,924	$46,257	$7,210,346	$7,565,527

Reserves by withdrawal characteristics as of December 31, 2003:
With market value adjustment	$80,397	$46,257	$—	$126,654
At market value	—	—	7,195,706	7,195,706
Not subject to discretionary withdrawal	228,527	—	14,640	243,167

Total	$308,924	$46,257	$7,210,346	$7,565,527

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7.	Policy and Contract Attributes (continued)

	Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonguaranteed	Total
Premiums, deposits and other considerations for the year ended December 31, 2002	$—	$170	$811,751	$811,921

Reserves for separate accounts as of December 31, 2002 with assets at:
Fair value	$424,557	$49,389	$5,877,171	$6,351,117
Amortized cost	—	—	—	—

	$424,557	$49,389	$5,877,171	$6,351,117

Reserves by withdrawal characteristics as of December 31, 2002:
With market value adjustment	$114,891	$49,389	$—	$164,280
At market value	—	—	5,866,270	5,866,270
Not subject to discretionary withdrawal	309,666	—	10,901	320,567

Total	$424,557	$49,389	$5,877,171	$6,351,117

Premiums, deposits and other considerations for the year ended December 31, 2001	$110,000	$225,152	$650,490	$985,642

Reserves for separate accounts as of December 31, 2001 with assets at:
Fair value	$503,245	$604,753	$5,815,073	$6,923,071
Amortized cost	—	—	—	—

	$503,245	$604,753	$5,815,073	$6,923,071

Reserves by withdrawal characteristics as of December 31, 2001:
With market value adjustment	$147,184	$53,624	$—	$200,808
At market value	—	551,129	5,815,073	6,366,202
Not subject to discretionary withdrawal	356,061	—	—	356,061

Total	$503,245	$604,753	$5,815,073	$6,923,071

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7.	Policy and Contract Attributes (continued)

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2003	2002	2001
Transfers as reported in the summary of operations of the Company’s separate accounts annual statement:
Transfers to separate accounts	$461,451	$822,284	$985,642
Transfers from separate accounts	(603,249)	(460,169)	(405,394)

Net transfers to (from) separate accounts	(141,798)	362,115	580,248
Reconciling adjustments	4,963	22	2,705

Net transfers to (from) separate accounts, as reported herein	$(136,835)	$362,137	$582,953

8.	Securities Lending

The Company may lend securities to approved brokers and other parties to earn additional income. The Company receives collateral at least equal to 102% of the fair value of the loaned securities as of the transaction date. The counterparty is obligated to deliver additional collateral if the fair value of the collateral is at any time less than 100% of the fair value of the loaned securities. The additional collateral along with the collateral already held in connection with the lending transaction is at least equal to 102% of the fair value of the loaned securities. The Company does not participate in securities lending in foreign securities. There are no restrictions as to the collateral. Although risk is mitigated by collateral, the account could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. At December 31, 2003 and 2002, the value of securities loaned amounted to $-0- and $253,309, respectively.

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9.	Dividend Restrictions

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its stockholders. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the greater of (1) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (2) the Company’s statutory gain from operations before net realized capital gains on investments for the preceding year. Subject to availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2004, without prior regulatory approval, is $51,145.

The Company paid dividends to its stockholders of $440,000 in 2001. Prior to payment, the Company received approval from the Insurance Division, Department of Commerce, of the State of Iowa for the extraordinary dividend made in 2001. No dividends were paid in 2003 or 2002.

Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount is to be determined based on the various risk factors related to it. At December 31, 2003, the Company meets the RBC requirements.

10.	Related Party Transactions

The Company shares certain offices, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2003, 2002, and 2001, the Company paid $28,424, $32,312, and $29,092, respectively, for these services, which approximates their costs to the affiliates.

Payables to affiliates bear interest at the 30-day commercial paper rate. During 2003, 2002, and 2001, the Company paid net interest of $640, $376, and $907, respectively, to affiliates.

At December 31, 2003 and 2002, the Company had net short-term notes receivable from affiliates of $26,000 and $108,000, respectively. Interest on these notes accrue at the 30-day commercial paper rate at the time of issuance.

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

10.	Related Party Transactions (continued)

The Company participates in various benefit plans sponsored by AEGON and the related costs allocated to the Company are not significant.

The Company has 2,290,000 shares of redeemable preferred stock outstanding, all of which are owned by CLLP. The preferred stock has a par value of $11 per share and a liquidation value of $240 per share. CLLP is entitled to receive a cumulative dividend equal to 8-1/2 percent per annum of the liquidation value of the preferred stock. The Company may redeem all or any portion of the preferred stock at the liquidation value. At December 31, 2003, cumulative unpaid dividends relating to the preferred shares were $93,432.

During 2001, the Company purchased an option from AEGON USA, Inc. (AEGON), an affiliate, for $679. This option allows the Company to purchase up to 2,500 shares of Class C common stock of AEGON at 99.75 percent of their fair market value determined on the date of exercise. The Class C common stock shares have the right, as a Class, to elect the majority of the Board of Directors of AEGON. There are currently no outstanding Class C shares of AEGON. At December 31, 2003 and 2002, the carrying value and fair value of this options is $679.

11.	Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

During 2003, 2002 and 2001, the Company sold $8,514, $4,896 and $913, respectively, of agent balances without recourse to Money Services, Inc., an affiliated company. The Company did not realize a gain or loss as a result of the sale.

12.	Commitments and Contingencies

The Company may pledge assets as collateral for derivative transactions. In conjunction with these transactions, the Company had pledged invested assets with a carrying value and market value of $1,042,433 and $1,060,202, respectively, at December 31, 2003 and $9,922,179 and $10,216,730, respectively, at December 31, 2002.

The Company has contingent commitments for additional funding of $58,009 as of December 31, 2003 for various joint ventures, partnerships, and limited liability companies.

Peoples Benefit Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

12.	Commitments and Contingencies (continued)

At December 31, 2003 and 2002, the net amount of securities being acquired on a to be announced (TBA) basis was $61,569 and $15,694, respectively.

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company has established a reserve of $7,308 and $7,025 and an offsetting premium tax benefit of $1,316 and $1,688 at December 31, 2003 and 2002, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies.

13.	Managing General Agents

The Company had direct premiums written by managing general agents, as follows:

	Year ended December 31,
	2003	2002	2001
The Vanguard Group, Inc.	$382,139	$485,776	$550,934
Bolinger, Inc.	39,264	29,340	—
All others less than 5% of unassigned surplus	22,583	22,904	37,099

Total	$443,986	$538,020	$588,033

Statutory-Basis Financial

Statement Schedules

Peoples Benefit Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2003

SCHEDULE I

Type of Investment	Cost (1)	Market Value	Amount at Which Shown in the Balance Sheet
Fixed maturities
Bonds:
United States Government and government agencies and authorities	$141,509	$140,455	$141,509
States, municipalities and political subdivisions	139,453	138,521	139,453
Foreign governments	53,971	60,977	53,971
Public utilities	254,964	270,330	254,964
All other corporate bonds	3,590,552	3,734,249	3,590,552
Preferred stock	4,915	5,306	4,915

Total fixed maturities	4,185,364	4,349,838	4,185,364
Equity securities
Common stocks:
Public utilities	1,787	2,540	2,540
Banks, trust and insurance	8,545	11,845	11,845
Industrial, miscellaneous and all other	59,959	85,800	85,800

Total equity securities	70,291	100,185	100,185
Mortgage loans on real estate	706,901		706,901
Real estate	7,042		7,042
Policy loans	154,194		154,194
Other long-term investments	353,681		353,681
Cash and short-term investments	129,953		129,953

Total investments	$5,607,426		$5,637,320

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

Peoples Benefit Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*	Premiums Written
Year ended December 31, 2003
Individual life	$461,978	$—	$9,039	$78,107	$27,233	$78,168	$22,137
Individual health	13,985	3,261	5,069	21,198	1,220	11,825	7,743	$18,982
Group life and health	682,376	17,570	37,586	202,566	40,312	139,504	65,443	138,274
Annuity	2,682,393	—	—	476,287	234,237	812,467	(83,636)

	$3,840,732	$20,831	$51,694	$778,158	$303,002	$1,041,964	$11,687

Year ended December 31, 2002
Individual life	$461,862	$—	$8,492	$70,289	$29,007	$69,526	$10,703
Individual health	12,993	4,067	5,668	23,670	1,411	9,745	7,742	$21,332
Group life and health	707,964	15,915	27,199	193,529	44,390	139,397	52,262	132,751
Annuity	2,766,068	—	—	969,263	285,752	858,413	404,264

	$3,948,887	$19,982	$41,359	$1,256,751	$360,560	$1,077,081	$474,971

Year ended December 31, 2001
Individual life	$458,079	$—	$7,698	$68,850	$39,237	$56,664	$8,428
Individual health	13,085	4,142	8,344	24,397	1,708	11,733	9,198	$24,500
Group life and health	724,499	12,833	31,007	180,495	47,794	111,159	51,877	113,182
Annuity	2,759,350	—	—	1,153,746	298,621	824,950	633,811

	$3,955,013	$16,975	$47,049	$1,427,488	$387,360	$1,004,506	$703,314

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Peoples Benefit Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2003
Life insurance in force	$7,740,015	$3,570,162	$2,222,407	$6,392,260	35%

Premiums:
Individual life	$73,577	$9,375	$13,905	$78,107	18%
Individual health	18,982	301	2,517	21,198	12%
Group life and health	138,274	21,361	85,653	202,566	42%
Annuity	476,267	—	20	476,287	0%

	$707,100	$31,037	$102,095	$778,158	13%

Year ended December 31, 2002
Life insurance in force	$5,780,232	$1,917,658	$3,052,776	$6,915,350	44%

Premiums:
Individual life	$64,218	$4,639	$10,710	$70,289	15%
Individual health	21,332	534	2,872	23,670	12%
Group life and health	132,751	21,822	82,600	193,529	43%
Annuity	828,957	—	140,306	969,263	14%

	$1,047,258	$26,995	$236,488	$1,256,751	19%

Year ended December 31, 2001
Life insurance in force	$3,776,765	$422,249	$4,051,062	$7,405,578	55%

Premiums:
Individual life	$58,423	$1,188	$11,615	$68,850	17%
Individual health	21,809	510	3,098	24,397	13%
Group life and health	113,182	10,097	77,410	180,495	43%
Annuity	1,051,376	—	102,370	1,153,746	9%

	$1,244,790	$11,795	$194,493	$1,427,488	14%

FINANCIAL STATEMENTS

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Year Ended December 31, 2003

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Financial Statements

Year Ended December 31, 2003

Report of Independent Auditors

The Board of Directors and Contract Owners

of the Vanguard Variable Annuity Plan,

Peoples Benefit Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Peoples Benefit Life Insurance Company Separate Account IV (comprised of the Money Market, Total Bond Market Index, Balanced, Equity Index, Growth, Equity Income, International, High Yield Bond, Small Company Growth, Mid-Cap Index, Short-Term Corporate, Diversified Value, REIT Index, Total Stock Market Index and Capital Growth subaccounts), which are available for investment by contract owners of the Vanguard Variable Annuity Plan, as of December 31, 2003, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned as of December 31, 2003, by correspondence with the mutual fund’s transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Peoples Benefit Life Insurance Company Separate Account IV which are available for investment by contract owners of the Vanguard Variable Annuity Plan at December 31, 2003, and the results of their operations and changes in their net assets for the periods indicated thereon in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Des Moines, Iowa

January 30, 2004

1

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Statements of Assets and Liabilities

December 31, 2003

	Money Market Subaccount	Total Bond Market Index Subaccount	Balanced Subaccount	Equity Index Subaccount
Assets
Investment in securities:
Number of shares	682,686,108.750	41,746,606.420	42,451,624.314	38,913,715.169

Cost	$682,686,110	$457,284,678	$658,718,252	$990,489,090

Investments in mutual funds, at net asset value	$682,686,109	$485,513,033	$728,469,873	$1,033,937,412
Receivable for units sold	3	6	—	12

Total assets	682,686,112	485,513,039	728,469,873	1,033,937,424

Liabilities
Payable for units redeemed	—	—	—	—

	$682,686,112	$485,513,039	$728,469,873	$1,033,937,424

Net Assets:
Deferred annuity contracts terminable by owners	$682,686,112	$485,513,039	$728,469,873	$1,033,937,424

Total net assets	$682,686,112	$485,513,039	$728,469,873	$1,033,937,424

Accumulation units outstanding	418,859,241	20,899,459	20,537,171	28,895,993

Accumulation unit value	$1.629870	$23.230890	$35.470799	$35.781342

See accompanying notes.

2

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Statements of Assets and Liabilities

December 31, 2003

	Growth Subaccount	Equity Income Subaccount	International Subaccount	High Yield Bond Subaccount
Assets
Investment in securities:
Number of shares	31,697,206.447	17,092,209.712	21,601,473.735	25,201,067.746

Cost	$763,432,831	$308,025,662	$301,829,441	$216,548,632

Investments in mutual funds, at net asset value	$346,450,466	$341,844,194	$277,362,923	$225,549,556
Receivable for units sold	4	1	—	—

Total assets	346,450,470	341,844,195	277,362,923	225,549,556

Liabilities
Payable for units redeemed	—	—	2	5

	$346,450,470	$341,844,195	$277,362,921	$225,549,551

Net Assets:
Deferred annuity contracts terminable by owners	$346,450,470	$341,844,195	$277,362,921	$225,549,551

Total net assets	$346,450,470	$341,844,195	$277,362,921	$225,549,551

Accumulation units outstanding	19,386,882	11,734,593	16,374,316	14,778,496

Accumulation unit value	$17.870355	$29.131321	$16.938901	$15.262010

See accompanying notes.

3

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Statements of Assets and Liabilities

December 31, 2003

	Small Company Growth Subaccount	Mid-Cap Index Subaccount	Short-Term Corporate Subaccount	Diversified Value Subaccount
Assets
Investment in securities:
Number of shares	29,507,800.599	22,561,613.774	27,002,778.573	17,540,878.798

Cost	$488,888,679	$291,702,027	$279,941,615	$185,898,657

Investments in mutual funds, at net asset value	$498,976,908	$307,740,412	$290,009,842	$201,018,471
Receivable for units sold	—	—	—	—

Total assets	498,976,908	307,740,412	290,009,842	201,018,471

Liabilities
Payable for units redeemed	1	5	5	4

	$498,976,907	$307,740,407	$290,009,837	$201,018,467

Net Assets:
Deferred annuity contracts terminable by owners	$498,976,907	$307,740,407	$290,009,837	$201,018,467

Total net assets	$498,976,907	$307,740,407	$290,009,837	$201,018,467

Accumulation units outstanding	20,365,409	18,660,023	22,495,124	16,476,000

Accumulation unit value	$24.501198	$16.491963	$12.892120	$12.200684

See accompanying notes.

4

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Statements of Assets and Liabilities

December 31, 2003

	REIT Index Subaccount	Total Stock Market Index Portfolio Subaccount	Capital Growth Portfolio Subaccount
Assets
Investment in securities:
Number of shares	13,784,967.861	5,067,707.879	3,956,405.950

Cost	$178,444,015	$112,642,902	$44,136,417

Investments in mutual funds, at net asset value	$221,800,133	$129,783,999	$50,958,509
Receivable for units sold	1	3	—

Total assets	221,800,134	129,784,002	50,958,509

Liabilities
Payable for units redeemed	—	—	1

	$221,800,134	$129,784,002	$50,958,508

Net Assets:
Deferred annuity contracts terminable by owners	$221,800,134	$129,784,002	$50,958,508

Total net assets	$221,800,134	$129,784,002	$50,958,508

Accumulation units outstanding	11,625,894	10,333,537	4,000,045

Accumulation unit value	$19.078115	$12.559495	$12.739484

See accompanying notes.

5

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Statements of Operations

Year Ended December 31, 2003, Except as Noted

	Money Market Subaccount	Total Bond Market Index Subaccount	Balanced Subaccount	Equity Index Subaccount
Net investment income (loss)
Income:
Dividends	$8,059,201	$27,842,653	$18,238,755	$12,729,178
Expenses:
Administrative, mortality and expense risk charge	2,384,276	1,642,901	1,864,156	2,668,790

Net investment income (loss)	5,674,925	26,199,752	16,374,599	10,060,388
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	25,458,357
Proceeds from sales	284,563,865	143,965,388	24,449,820	62,069,582
Cost of investments sold	284,563,865	134,532,716	23,242,063	54,520,922

Net realized capital gains (losses) on investments	—	9,432,672	1,207,757	33,007,017
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	44,272,753	(30,126,922)	(142,172,299)
End of period	—	28,228,355	69,751,621	43,448,322

Net change in unrealized appreciation/depreciation of investments	—	(16,044,398)	99,878,543	185,620,621

Net realized and unrealized capital gains (losses) on investments	—	(6,611,726)	101,086,300	218,627,638

Increase (decrease) in net assets from operations	$5,674,925	$19,588,026	$117,460,899	$228,688,026

See accompanying notes.

6

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Statements of Operations

Year Ended December 31, 2003, Except as Noted

	Growth Subaccount	Equity Income Subaccount	International Subaccount	High Yield Bond Subaccount
Net investment income (loss)
Income:
Dividends	$1,163,552	$7,367,249	$2,736,642	$12,523,114
Expenses:
Administrative, mortality and expense risk charge	929,665	872,204	628,577	605,985

Net investment income (loss)	233,887	6,495,045	2,108,065	11,917,129
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	409,292	—	—
Proceeds from sales	27,646,899	20,269,552	15,117,751	27,714,750
Cost of investments sold	52,829,144	18,828,120	19,202,209	33,364,308

Net realized capital gains (losses) on investments	(25,182,245)	1,850,724	(4,084,458)	(5,649,558)
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(513,873,764)	(23,370,862)	(92,946,502)	(14,983,052)
End of period	(416,982,365)	33,818,532	(24,466,518)	9,000,924

Net change in unrealized appreciation/depreciation of investments	96,891,399	57,189,394	68,479,984	23,983,976

Net realized and unrealized capital gains (losses) on investments	71,709,154	59,040,118	64,395,526	18,334,418

Increase (decrease) in net assets from operations	$71,943,041	$65,535,163	$66,503,591	$30,251,547

See accompanying notes.

7

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Statements of Operations

Year Ended December 31, 2003, Except as Noted

	Small Company Growth Subaccount	Mid-Cap Index Subaccount	Short-Term Corporate Subaccount	Diversified Value Subaccount
Net investment income (loss)
Income:
Dividends	$79,066	$2,019,614	$8,327,111	$3,496,608
Expenses:
Administrative, mortality and expense risk charge	1,167,809	728,822	829,322	460,307

Net investment income (loss)	(1,088,743)	1,290,792	7,497,789	3,036,301
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	6,462,766	—	—
Proceeds from sales	23,012,613	20,213,998	28,080,357	9,634,646
Cost of investments sold	18,272,314	21,545,698	25,458,577	9,733,966

Net realized capital gains (losses) on investments	4,740,299	5,131,066	2,621,780	(99,320)
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(120,248,520)	(50,667,928)	11,581,114	(24,958,632)
End of period	10,088,229	16,038,385	10,068,227	15,119,814

Net change in unrealized appreciation/depreciation of investments	130,336,749	66,706,313	(1,512,887)	40,078,446

Net realized and unrealized capital gains (losses) on investments	135,077,048	71,837,379	1,108,893	39,979,126

Increase (decrease) in net assets from operations	$133,988,305	$73,128,171	$8,606,682	$43,015,427

See accompanying notes.

8

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Statements of Operations

Year Ended December 31, 2003, Except as Noted

	REIT Index Subaccount	Total Stock Market Index Portfolio Subaccount(1)	Capital Growth Portfolio Subaccount(1)
Net investment income (loss)
Income:
Dividends	$6,021,821	$—	$—
Expenses:
Administrative, mortality and expense risk charge	511,553	163,637	65,594

Net investment income (loss)	5,510,268	(163,637)	(65,594)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	4,677,664	—	—
Proceeds from sales	11,004,748	440,231	681,886
Cost of investments sold	8,326,456	366,114	574,299

Net realized capital gains (losses) on investments	7,355,956	74,117	107,587
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	3,761,571	—	—
End of period	43,356,118	17,141,097	6,822,092

Net change in unrealized appreciation/depreciation of investments	39,594,547	17,141,097	6,822,092

Net realized and unrealized capital gains (losses) on investments	46,950,503	17,215,214	6,929,679

Increase (decrease) in net assets from operations	$52,460,771	$17,051,577	$6,864,085

See accompanying notes.

9

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2003 and 2002, Except as Noted

	Money Market Subaccount		Total Bond Market Index Subaccount
	2003	2002	2003	2002
Operations
Net investment income (loss)	$5,674,925	$11,830,105	$26,199,752	$18,057,453
Net realized capital gains (losses) on investments	—	—	9,432,672	3,885,186
Net change in unrealized appreciation/depreciation of investments	—	—	(16,044,398)	18,934,685

Increase (decrease) in net assets from operations	5,674,925	11,830,104	19,588,026	40,877,324
Contract transactions
Net contract purchase payments	138,000,711	173,381,644	25,174,581	48,639,268
Transfer payments from (to) other subaccounts or general account	(233,336,305)	(56,645,717)	(123,916,949)	45,435,628
Contract terminations, withdrawals, and other deductions	(115,377,484)	(143,651,939)	(24,968,824)	(33,317,094)
Contract maintenance charges	(337,202)	(210,601)	(225,780)	(140,573)

Increase (decrease) in net assets from contract transactions	(211,050,280)	(27,126,613)	(123,936,972)	60,617,229

Net increase (decrease) in net assets	(205,375,355)	(15,296,509)	(104,348,946)	101,494,553
Net assets:
Beginning of the period	888,061,467	903,357,976	589,861,985	488,367,432

End of the period	$682,686,112	$888,061,467	$485,513,039	$589,861,985

See accompanying notes.

10

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2003 and 2002, Except as Noted

	Balanced Subaccount		Equity Index Subaccount
	2003	2002	2003	2002
Operations
Net investment income (loss)	$16,374,599	$20,268,872	$10,060,388	$12,619,556
Net realized capital gains (losses) on investments	1,207,757	22,707,092	33,007,017	72,946,695
Net change in unrealized appreciation/depreciation of investments	99,878,543	(89,316,424)	185,620,621	(324,003,911)

Increase (decrease) in net assets from operations	117,460,899	(46,340,460)	228,688,026	(238,437,660)
Contract transactions
Net contract purchase payments	34,130,460	49,875,181	34,093,058	45,472,687
Transfer payments from (to) other subaccounts or general account	32,395,887	13,961,412	22,603,339	(50,175,797)
Contract terminations, withdrawals, and other deductions	(27,552,698)	(27,334,373)	(38,185,939)	(41,344,965)
Contract maintenance charges	(264,106)	(162,039)	(432,671)	(264,894)

Increase (decrease) in net assets from contract transactions	38,709,543	36,340,181	18,077,787	(46,312,969)

Net increase (decrease) in net assets	156,170,442	(10,000,279)	246,765,813	(284,750,629)
Net assets:
Beginning of the period	572,299,431	582,299,710	787,171,611	1,071,922,240

End of the period	$728,469,873	$572,299,431	$1,033,937,424	$787,171,611

See accompanying notes.

11

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2003 and 2002, Except as Noted

	Growth Subaccount		Equity Income Subaccount
	2003	2002	2003	2002
Operations
Net investment income (loss)	$233,887	$495,458	$6,495,045	$7,828,438
Net realized capital gains (losses) on investments	(25,182,245)	(25,989,919)	1,850,724	3,350,871
Net change in unrealized appreciation/depreciation of investments	96,891,399	(151,770,851)	57,189,394	(58,041,870)

Increase (decrease) in net assets from operations	71,943,041	(177,265,312)	65,535,163	(46,862,561)
Contract transactions
Net contract purchase payments	10,843,391	12,720,268	11,669,824	17,640,087
Transfer payments from (to) other subaccounts or general account	(8,440,876)	(61,682,482)	5,700,851	(5,081,142)
Contract terminations, withdrawals, and other deductions	(11,135,813)	(17,897,529)	(13,862,732)	(13,617,230)
Contract maintenance charges	(193,683)	(140,072)	(147,733)	(87,358)

Increase (decrease) in net assets from contract transactions	(8,926,981)	(66,999,815)	3,360,210	(1,145,643)

Net increase (decrease) in net assets	63,016,060	(244,265,127)	68,895,373	(48,008,204)
Net assets:
Beginning of the period	283,434,410	527,699,537	272,948,822	320,957,026

End of the period	$346,450,470	$283,434,410	$341,844,195	$272,948,822

See accompanying notes.

12

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2003 and 2002, Except as Noted

	International Subaccount		High Yield Bond Subaccount
	2003	2002	2003	2002
Operations
Net investment income (loss)	$2,108,065	$4,428,894	$11,917,129	$8,724,418
Net realized capital gains (losses) on investments	(4,084,458)	2,575,874	(5,649,558)	(7,235,849)
Net change in unrealized appreciation/depreciation of investments	68,479,984	(47,148,600)	23,983,976	69,630

Increase (decrease) in net assets from operations	66,503,591	(40,143,832)	30,251,547	1,558,199
Contract transactions
Net contract purchase payments	14,512,810	11,271,636	14,630,943	14,522,981
Transfer payments from (to) other subaccounts or general account	22,209,024	(8,238,129)	24,903,141	1,089,791
Contract terminations, withdrawals, and other deductions	(9,732,376)	(7,753,269)	(7,723,165)	(7,237,237)
Contract maintenance charges	(101,390)	(59,976)	(81,719)	(38,878)

Increase (decrease) in net assets from contract transactions	26,888,068	(4,779,738)	31,729,200	8,336,657

Net increase (decrease) in net assets	93,391,659	(44,923,570)	61,980,747	9,894,856
Net assets:
Beginning of the period	183,971,262	228,894,832	163,568,804	153,673,948

End of the period	$277,362,921	$183,971,262	$225,549,551	$163,568,804

See accompanying notes.

13

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2003 and 2002, Except as Noted

	Small Company Growth Subaccount		Mid-Cap Index Subaccount
	2003	2002	2003	2002
Operations
Net investment income (loss)	$(1,088,743)	$1,978,599	$1,290,792	$1,220,224
Net realized capital gains (losses) on investments	4,740,299	20,236,459	5,131,066	12,459,953
Net change in unrealized appreciation/depreciation of investments	130,336,749	(135,210,045)	66,706,313	(57,318,358)

Increase (decrease) in net assets from operations	133,988,305	(112,994,987)	73,128,171	(43,638,181)
Contract transactions
Net contract purchase payments	18,360,407	23,984,965	15,502,934	21,465,267
Transfer payments from (to) other subaccounts or general account	35,845,187	(8,713,991)	11,467,488	18,299,167
Contract terminations, withdrawals, and other deductions	(14,053,576)	(14,556,274)	(11,090,302)	(10,350,282)
Contract maintenance charges	(198,276)	(107,352)	(122,298)	(69,496)

Increase (decrease) in net assets from contract transactions	39,953,742	607,348	15,757,822	29,344,656

Net increase (decrease) in net assets	173,942,047	(112,387,639)	88,885,993	(14,293,525)
Net assets:
Beginning of the period	325,034,860	437,422,499	218,854,414	233,147,939

End of the period	$498,976,907	$325,034,860	$307,740,407	$218,854,414

See accompanying notes.

14

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2003 and 2002, Except as Noted

	Short-Term Corporate Subaccount		Diversified Value Subaccount
	2003	2002	2003	2002
Operations
Net investment income (loss)	$7,497,789	$4,004,425	$3,036,301	$2,460,594
Net realized capital gains (losses) on investments	2,621,780	1,014,431	(99,320)	(1,944,903)
Net change in unrealized appreciation/depreciation of investments	(1,512,887)	5,913,773	40,078,446	(25,532,334)

Increase (decrease) in net assets from operations	8,606,682	10,932,629	43,015,427	(25,016,643)
Contract transactions
Net contract purchase payments	26,642,057	33,147,102	10,735,195	14,929,361
Transfer payments from (to) other subaccounts or general account	29,485,442	77,032,994	22,946,726	(3,954,958)
Contract terminations, withdrawals, and other deductions	(12,893,296)	(13,976,932)	(7,151,465)	(6,930,805)
Contract maintenance charges	(107,236)	(49,693)	(76,327)	(39,310)

Increase (decrease) in net assets from contract transactions	43,126,967	96,153,471	26,454,129	4,004,288

Net increase (decrease) in net assets	51,733,649	107,086,100	69,469,556	(21,012,355)
Net assets:
Beginning of the period	238,276,188	131,190,088	131,548,911	152,561,266

End of the period	$290,009,837	$238,276,188	$201,018,467	$131,548,911

See accompanying notes.

15

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2003 and 2002, Except as Noted

	REIT Index Subaccount		Total Stock Market Index Portfolio Subaccount	Capital Growth Portfolio Subaccount
	2003	2002	2003(1)	2003(1)
Operations
Net investment income (loss)	$5,510,268	$3,520,875	$(163,637)	$(65,594)
Net realized capital gains (losses) on investments	7,355,956	3,329,459	74,117	107,587
Net change in unrealized appreciation/depreciation of investments	39,594,547	(6,824,078)	17,141,097	6,822,092

Increase (decrease) in net assets from operations	52,460,771	26,256	17,051,577	6,864,085
Contract transactions
Net contract purchase payments	15,258,531	23,447,809	14,255,830	3,649,807
Transfer payments from (to) other subaccounts or general account	18,236,164	38,776,668	99,696,905	41,192,738
Contract terminations, withdrawals, and other deductions	(7,553,230)	(6,793,718)	(1,194,247)	(737,655)
Contract maintenance charges	(82,995)	(45,584)	(26,063)	(10,467)

Increase (decrease) in net assets from contract transactions	25,858,470	55,385,175	112,732,425	44,094,423

Net increase (decrease) in net assets	78,319,241	55,411,431	129,784,002	50,958,508
Net assets:
Beginning of the period	143,480,893	88,069,462	—	—

End of the period	$221,800,134	$143,480,893	$129,784,002	$50,958,508

See accompanying notes.

16

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2003

1. Organization and Summary of Significant Accounting Policies

Organization

Peoples Benefit Life Insurance Company Separate Account IV (the Mutual Fund Account) is a segregated investment account of Peoples Benefit Life Insurance Company (PBL), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Mutual Fund Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Mutual Fund Account consists of fifteen investment subaccounts. Activity in these thirteen investment subaccounts is available to contract owners of the Vanguard Variable Annuity Plan.

Subaccount Investment by Fund:

Vanguard Variable Insurance Fund:

Money Market Portfolio

Total Bond Market Index Portfolio

Balanced Portfolio

Equity Index Portfolio

Growth Portfolio

Equity Income Portfolio

International Portfolio

High Yield Bond Portfolio

Small Company Growth Portfolio

Mid-Cap Index Portfolio

Short-Term Corporate Portfolio

Diversified Value Portfolio

REIT Index Portfolio

Total Stock Market Index Portfolio

Capital Growth Portfolio

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
Total Stock Market Index Portfolio	May 1, 2003
Capital Growth Portfolio	May 1, 2003

17

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2003

1. Organization and Summary of Significant Accounting Policies (continued)

Investments

Net purchase payments received by the Mutual Fund Account for the Vanguard Variable Annuity Plan are invested in the portfolios of the Series Fund, as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2003.

Realized capital gains and losses from sales of shares in the Series Fund are determined on a first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from the investments in the Series Fund are included in the Statements of Operations.

Dividend Income

Dividends received from the Series Fund investments are reinvested to purchase additional mutual fund shares.

18

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2003

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2003 were as follows:

	Purchases	Sales
Vanguard Variable Insurance Fund:
Money Market Portfolio	$79,188,461	$284,563,865
Total Bond Market Index Portfolio	46,228,155	143,965,388
Balanced Portfolio	79,533,961	24,449,820
Equity Index Portfolio	115,666,108	62,069,582
Growth Portfolio	18,953,806	27,646,899
Equity Income Portfolio	30,534,095	20,269,552
International Portfolio	44,113,893	15,117,751
High Yield Bond Portfolio	71,361,086	27,714,750
Small Company Growth Portfolio	61,877,616	23,012,613
Mid-Cap Index Portfolio	43,725,392	20,213,998
Short-Term Corporate Portfolio	78,705,122	28,080,357
Diversified Value Portfolio	39,125,085	9,634,646
REIT Index Portfolio	47,051,147	11,004,748
Total Stock Market Index Portfolio	113,009,016	440,231
Capital Growth Portfolio	44,710,716	681,886

19

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2003

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	Money Market Subaccount	Total Bond Market Index Subaccount	Balanced Subaccount	Equity Index Subaccount	Growth Subaccount
Units outstanding at January 1, 2002	565,875,491	23,530,728	18,322,257	29,786,367	23,720,668
Units purchased	107,843,639	2,275,218	1,601,692	1,429,356	727,940
Units redeemed and transferred	(125,000,919)	527,181	(548,485)	(3,037,779)	(4,503,605)

Units outstanding at December 31, 2002	548,718,211	26,333,127	19,375,463	28,177,944	19,945,003
Units purchased	84,669,557	1,093,150	1,047,655	1,092,675	654,882
Units redeemed and transferred	(214,528,527)	(6,526,817)	114,053	(374,626)	(1,213,003)

Units outstanding at December 31, 2003	418,859,241	20,899,459	20,537,171	28,895,993	19,386,882

	Equity Income Subaccount	International Subaccount	High Yield Bond Subaccount	Small Company Growth Subaccount	Mid-Cap Index Subaccount
Units outstanding at January 1, 2002	11,746,434	14,987,673	11,873,634	19,007,465	16,067,539
Units purchased	681,611	806,392	1,125,200	1,170,816	1,544,436
Units redeemed and transferred	(803,562)	(1,189,039)	(511,009)	(1,519,781)	124,663

Units outstanding at December 31, 2002	11,624,483	14,605,025	12,487,825	18,658,500	17,736,638
Units purchased	452,670	1,003,538	1,013,202	850,453	1,114,715
Units redeemed and transferred	(342,560)	765,753	1,277,468	856,456	(191,330)

Units outstanding at December 31, 2003	11,734,593	16,374,316	14,778,496	20,365,409	18,660,023

20

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2003

3. Accumulation Units Outstanding (continued)

	Short-Term Corporate Subaccount	Diversified Value Subaccount	REIT Index Subaccount	Total Stock Market Index Portfolio Subaccount(1)	Capital Growth Portfolio Subaccount(1)
Units outstanding at January 1, 2002	11,126,768	13,972,923	6,432,731	—	—
Units purchased	2,737,278	1,428,487	1,636,951	—	—
Units redeemed and transferred	5,216,938	(1,306,067)	2,089,029	—	—

Units outstanding at December 31, 2002	19,080,984	14,095,344	10,158,711	—	—
Units purchased	2,096,067	990,409	927,830	1,234,789	307,982
Units redeemed and transferred	1,318,073	1,390,247	539,353	9,098,748	3,692,062

Units outstanding at December 31, 2003	22,495,124	16,476,000	11,625,894	10,333,537	4,000,045

21

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2003

4. Financial Highlights

The Mutual Fund Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. The charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Effective with the 2001 annual financial statements, the Mutual Fund Account has presented the following disclosures required by AICPA Audit and Accounting Guide for Investment Companies.

Subaccount	Year Ended	Units	Unit Fair Value According to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return According to Lowest to Highest Expense Ratio
Money Market
	12/31/2003	418,859,241	$1.63	$682,686,112	1.01%	0.30%	0.71%
	12/31/2002	548,718,212	1.62	888,061,467	1.70	0.30	1.38
	12/31/2001	565,875,491	1.60	903,357,976	4.21	0.37	3.96
Total Bond Market Index
	12/31/2003	20,899,459	23.23	485,513,039	5.08	0.30	3.71
	12/31/2002	26,333,128	22.40	589,861,985	3.71	0.30	7.93
	12/31/2001	23,530,729	20.75	488,367,432	1.36	0.37	7.89
Balanced
	12/31/2003	20,537,171	35.47	728,469,873	2.93	0.30	20.09
	12/31/2002	19,375,463	29.54	572,299,431	3.77	0.30	(7.06)
	12/31/2001	18,322,257	31.78	582,299,710	0.00	0.37	4.06
Equity Index
	12/31/2003	28,895,993	35.78	1,033,937,424	1.44	0.30	28.08
	12/31/2002	28,177,943	27.94	787,171,611	1.72	0.30	(22.37)
	12/31/2001	29,786,367	35.99	1,071,922,240	0.00	0.37	(12.34)
Growth
	12/31/2003	19,386,882	17.87	346,450,470	0.38	0.30	25.75
	12/31/2002	19,945,003	14.21	283,434,410	0.48	0.30	(36.12)
	12/31/2001	23,720,668	22.25	527,699,537	0.00	0.37	(32.08)
Equity Income
	12/31/2003	11,734,593	29.13	341,844,195	2.53	0.30	24.07
	12/31/2002	11,624,483	23.48	272,948,822	2.94	0.30	(14.07)
	12/31/2001	11,746,434	27.32	320,957,026	0.00	0.37	(3.87)
International
	12/31/2003	16,374,316	16.94	277,362,921	1.31	0.30	34.47
	12/31/2002	14,605,025	12.60	183,971,262	2.48	0.30	(17.52)
	12/31/2001	14,987,672	15.27	228,894,832	0.00	0.37	(18.91)

22

Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2003

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
High Yield Bond
	12/31/2003		14,778,496	$15.26	$225,549,551	6.22%	0.30%	16.52%
	12/31/2002		12,487,825	13.10	163,568,804	5.88	0.30	1.20
	12/31/2001		11,873,634	12.94	153,673,948	2.15	0.37	2.89
Small Company Growth
	12/31/2003		20,365,409	24.50	498,976,907	0.02	0.30	40.65
	12/31/2002		18,658,500	17.42	325,034,860	0.85	0.30	(24.30)
	12/31/2001		19,007,465	23.01	437,422,499	0.00	0.37	5.22
Mid-Cap Index
	12/31/2003		18,660,023	16.49	307,740,407	0.83	0.30	33.66
	12/31/2002		17,736,638	12.34	218,854,414	0.85	0.30	(14.96)
	12/31/2001		16,067,539	14.51	233,147,939	0.00	0.37	(0.89)
Short-Term Corporate
	12/31/2003		22,495,124	12.89	290,009,837	3.01	0.30	3.24
	12/31/2002		19,080,984	12.49	238,276,188	2.51	0.30	5.91
	12/31/2001		11,126,768	11.79	131,190,088	1.20	0.37	7.44
Diversified Value
	12/31/2003		16,476,000	12.20	201,018,467	2.27	0.30	30.73
	12/31/2002		14,095,344	9.33	131,548,911	2.00	0.30	(14.52)
	12/31/2001		13,972,923	10.92	152,561,266	0.00	0.37	0.36
REIT Index
	12/31/2003		11,625,894	19.08	221,800,134	3.53	0.30	35.08
	12/31/2002		10,158,711	14.12	143,480,893	3.08	0.30	3.16
	12/31/2001		6,432,731	13.69	88,069,462	2.55	0.37	11.75
Total Stock Market Index Portfolio
	12/31/2003	(1)	10,333,537	12.56	129,784,002	0.00	0.30	25.59
Capital Growth Portfolio
	12/31/2003	(1)	4,000,045	12.74	50,958,508	0.00	0.30	27.39

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Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2003

4. Financial Highlights (continued)

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest.

**	These ratios represent the annualized contract expenses of the Mutual Fund Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded.

***	These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total returns reflect a full twelve month period except for those subaccounts indicated as being a partial year in the Organization and Summary of Significant Accounting Policies footnote.

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Peoples Benefit Life Insurance Company

Separate Account IV - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2003

5. Administrative, Mortality, and Expense Risk Charge

An annual charge is deducted from the unit values of the subaccounts of the Mutual Fund Account for PBL’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the combined net assets of the Series Fund attributable to the Mutual Fund Account and Separate Account B of AUSA Life Insurance Company, Inc. (AUSA), an affiliate of PBL. An annual charge of .20%, .25% or .32% (depending on the death benefit selected) is assessed.

An administrative charge of .10% annually is deducted from the unit values of the subaccounts of the Mutual Fund Account. This charge is assessed daily by PBL, based on the net assets of the Series Fund attributable to the Mutual Fund Account and Separate Account B of AUSA. Additionally, an annual maintenance fee of $25 per contract is charged for contracts valued at less than $25,000 at the time of initial purchase and on the last business day of each year. The maintenance fee is deducted proportionately from the contract’s accumulated value. These deductions represent reimbursement to Vanguard for the costs expected to be incurred for issuing and maintaining each contract and the Mutual Fund Account.

6. Income Taxes

Operations of the Mutual Fund Account form a part of PBL, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Mutual Fund Account are accounted for separately from other operations of PBL for purposes of federal income taxation. The Mutual Fund Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from PBL. Under existing federal income tax laws, the income of the Mutual Fund Account is not taxable to PBL, as long as earnings are credited under the variable annuity contracts.

7. Dividend Distributions

Dividends are not declared by the Mutual Fund Account, since the increase in the value of the underlying investment in the Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Mutual Fund Account. Consequently, a dividend distribution by the underlying Funds does not change either the accumulation unit price or equity values within the Mutual Fund Account.

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